UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

1675 S. State Street, Suite B, Dover, Delaware 19901

(Name and address of agent for service)

With a copy to:

 John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310

 Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1.	REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2022

Small Company Fund

Investor Shares (BCSIX)

(CUSIP Number 115291833)

Institutional Shares (BCSSX)

(CUSIP Number 115291403)

Mid Company Fund

Investor Shares (BCMSX)

(CUSIP Number 115291809)

Institutional Shares (BCMIX)

(CUSIP Number 115291783)

International Equity Fund

Investor Shares (BCIIX)

(CUSIP Number 115291858)

Institutional Shares (BCISX)

(CUSIP Number 115291767)

International Small Company Fund

Investor Shares (BCSVX)

(CUSIP Number 115291742)

Institutional Shares (BCSFX)

(CUSIP Number 115291759)

Table of Contents

The Brown Capital Management Small Company Fund	1

Management Discussion of Fund Performance	1

Schedule of Investments	7

The Brown Capital Management Mid Company Fund	9

Management Discussion of Fund Performance	9

Schedule of Investments	16

The Brown Capital Management International Equity Fund	18

Management Discussion of Fund Performance	18

Schedule of Investments	24

The Brown Capital Management International Small Company Fund	27

Management Discussion of Fund Performance	27

Schedule of Investments	33

Statements of Assets and Liabilities	36

Statements of Operations	38

Statements of Changes in Net Assets	39

Financial Highlights	43

Notes to Financial Statements	51

Report of Independent Registered Public Accounting Firm	60

Fund Expenses	61

Additional Information	62

Trustees and Officers	66

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

As it turns out, calendar year 2021 was one of the strongest periods for global economic growth in half a century, with global GDP growth approaching 6%. Economies opened up from COVID-19 lockdowns and consumer demand surged, straining supply chains in many areas. The U.S. capital markets were also strong in 2021, with the highest number of companies choosing to go public on U.S. exchanges in more than two decades.

However, the macro tide turned during the first quarter of 2022, resulting in a significant downturn in the U.S. equity markets. It seems that investors are keenly focused on three things: 1) the 40-year high of inflation in the U.S. and its impact on interest rates; 2) the war in Ukraine; 3) the risk of recession. Inflationary pressures have been building for some time, as economies emerged from lockdowns and supply chains choked. Western nations have employed economic sanctions to punish Russia for Putin’s invasion of Ukraine, leading to rising global oil and gas prices, scarcer imported goods and further supply-chain disruptions. In April, a poll of economists by Reuters showed a 25% risk of recession in 2022, on average. With those factors and more, growth companies significantly underperformed the broader market in the quarter.

That difficult final quarter largely drove down returns for the fiscal year ended March 31, 2022. For the year, the Small Company Fund Institutional Class notched positive relative results in a tough environment, returning -12.23% and outperforming the -14.33% return for the Russell 2000® Growth Index by more than 200 basis points. Those of you who are longstanding investors with us know that we are a long-term-focused, benchmark-agnostic manager, and volatility in performance relative to the index in short-term periods is to be expected.

Some managers have seemingly shifted their portfolios over the past year in an attempt to time the ups and downs of this extreme period. That type of short-term re-positioning is not and has never been a part of our investment approach. We remain steadfastly focused on identifying those rare Exceptional Growth Companies (EGCs) that we believe can sustain their revenue growth and reach a high level of profitability over the long term. In that formula, Durability of Revenue Growth is a key criterion. At a high level, we look for companies with predictable revenue streams (e.g., subscription-based revenue models), “stickiness” of revenue (e.g., mission-critical products with high renewal rates), sustainable product differentiation (i.e., barriers to entry) and a large and growing market opportunity or Total Addressable Market (TAM). The point of our research is to really understand what drives revenue growth today and whether those drivers are likely to persist over a long period of time. We seek to stay consistent in our strategy, and we believe this discipline is what has led to our long-term excess returns, despite some periods of short-term underperformance.

Performance: Contributors

Among the contributors to performance for the fiscal year ended March 31, 2022, were Datadog (DDOG) and Vocera Communications (VCRA).

Datadog is a leading SaaS-based, IT-monitoring and analytics software platform for developers, IT operations and business users. The platform automates the monitoring of infrastructure, applications databases, networks, logs and security. Datadog’s platform is differentiated by providing a unified view of these systems via a visual interface configured to the needs of the user. The technology aims to save time, money and headaches by driving collaboration among development, operations, security and business teams; accelerating time-to-market of new software; reducing the time needed to resolve problems; improving infrastructure efficiency; improving security; and enabling a better understanding of customer behavior.

Impressive results and successful innovation drove Datadog’s recent strong share-price performance. Datadog is accelerating its pace of innovation and experiencing strong demand for its new products, which gives us confidence in the durability of its elevated growth rate. In the three years prior to our initial investment in early 2020, the company added four new products to bring the total to five. In the second quarter of 2021, Datadog added two new products, bringing its total to 11 at the time. This is rapidly expanding the strength and breadth of the platform, as well as the company’s market opportunity. The four new products added prior to 2020 have grown from a roughly $40 million run rate to over $400 million over the past two years, eclipsing Datadog’s total reported revenue of $363 million in 2019.

Vocera Communications provides a communications platform that is used primarily by hospitals to improve efficiency, monitor workflows and improve patient care. The platform incorporates hands-free badges and smartphones that are used by nurses, physicians and others in hospitals, along with software that integrates with more than 140 hospital systems. The Vocera platform results in faster response times and prioritizes alerts and notifications received, allowing caregivers to focus on the most critical tasks first. Vocera was added to the Small Company Fund in 2013, and since that time the company has transitioned from only providing hands-free badges to offering a broad suite of communications solutions. Vocera’s solutions are now used by more than 20% of the hospitals in the U.S. and many international locations.

On Feb. 23, 2022, Vocera was acquired by Stryker Corporation for $79.25 per share, a 27% premium over the closing share price on the day prior to the acquisition announcement. While more than 90 companies have been acquired out of the Fund throughout our history, we do not invest in companies under the premise that they might become takeout targets. Instead, we believe that the characteristics that we identify early on in these EGCs eventually become recognized by larger companies that are looking to make acquisitions to grow and strengthen their businesses.

Annual Report | March 31, 2022	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Performance: Detractors

Among the detractors to performance for the fiscal year ended March 31, 2022, were Q2 Holdings (QTWO) and iRhythm Technologies (IRTC).

Q2 Holdings provides digital-banking software solutions to financial institutions in the U.S., including banks and credit unions. The solutions allow consumers and corporate-banking customers of these institutions to access their accounts and perform a variety of banking functions using PCs or mobile devices. At the same time, Q2’s services allow the institutions to quickly identify, report and remediate credit- and debit-card breaches and fraudulent activity. Q2’s subscription model provides a durable revenue stream that is growing as online activity by banking customers grows. In addition, Q2 is increasing revenue by expanding the use of current solutions with existing clients, and by developing and selling new solutions. By extending its software functionality, Q2 can target steadily larger clients.

The company’s already long sales cycles were further extended by the pandemic, resulting in a slowdown in backlog growth, which will eventually impact revenue growth. However, we still believe Q2’s products generate strong value for clients and we expect the company to improve backlog growth as financial institutions refocus on providing a better digital experience to their customers.

iRhythm Technologies is a medical-device company whose flagship solution, the Zio Service, allows physicians to diagnose heart arrhythmias more quickly and effectively than traditional technologies. The Zio XT Patch is a patient-worn biosensor that captures heartbeat data continuously for up to 14 days, and has been shown in multiple peer-reviewed studies to detect more arrhythmias than legacy Holter monitors, which are larger devices and can only be worn for 1-2 days. In addition, accurate detection and higher diagnostic yield allow physicians to more quickly prescribe the appropriate treatment options for patients, helping to avoid more serious downstream medical events, including strokes.

The company was the leading detractor in early 2021 due to uncertainty regarding Medicare reimbursement rates. Additionally, in June 2021, the company’s new CEO abruptly resigned after only five months on the job. While we still saw a runway for volume growth for the company based on its strong competitive position and low 15% penetration in the large, $1.4-billion U.S. market, we became less confident in the company’s long-term revenue durability. Given the uncertainty surrounding the reimbursement rates, as well as the high turnover at the CEO position, we decided to sell the company from the portfolio.

New Additions

During the year, four new companies were added to the Small Company Fund: nCino (NCNO), Duck Creek Technologies (DCT), Cryoport (CYRX) and Olo (OLO), in chronological order.

nCino is a cloud software company that provides solutions to financial institutions for the origination of various types of commercial and consumer loans, as well as deposit account opening, customer onboarding and other use cases. Financial institutions like banks and credit unions have invested over the last decade to modernize their websites and mobile applications, but back-end processes for lending and account opening remain reliant on fragmented manual processes. nCino offers a modern, cloud-based platform that makes lending processes much more transparent and efficient. As the only seamless end-to-end platform on the market, nCino has quickly ascended to a market leadership position in commercial lending. nCino generated revenue of $274 million in its fiscal year ending January 2022.

Duck Creek Technologies is a leading provider of SaaS software that runs the mission-critical core processes at property and casualty (P&C) insurance companies. Duck Creek has built an end-to-end, enterprise-scale, SaaS platform to run policy administration, claims management and billing, as well as other add-on products. SaaS software allows insurance carriers to innovate, quickly develop new insurance products, bring them to market faster and reduce the cost of software ownership. This can save time, money and headaches. The P&C industry is undergoing a significant replacement cycle, with much of the industry still using decades-old software running on mainframe computers. These systems are costly, inefficient, difficult to upgrade and inflexible. We estimate that less than 10% of the global P&C industry uses modern software, which suggests a long runway for growth. Duck Creek generated revenue of $260 million in 2021.

Cryoport is a logistics company focused primarily on the unique “cold chain” needs of the rapidly growing cell- and gene-therapy industry. Cryoport uses proprietary packaging, shippers, informatics technology, as well as continuous tracking and monitoring to provide technology-driven, temperature-controlled logistics services. The demands of the industry are unique, as cell- and gene-therapy treatments can be damaged and become ineffective if exposed to conditions outside of a specific temperature range while being transported. This is especially important when individual patient-specific treatments can cost more than $300,000. Cryoport is the market leader for cryogenic shippers used in regenerative medicine, as the company supports 51% of the 1,171 clinical trials in this area, and most of the small but growing number of commercialized cell- and gene-therapy treatments. Cryoport also provides related cold-chain services including biostorage for patient samples or drug treatments, cryogenic-freezer equipment as well as services in the animal-health and human-reproductive-medicine markets. Cryoport generated $222 million in revenue in 2021.

2	www.browncapital.com

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Olo provides a leading cloud-based on-demand e-commerce solution for multi-unit restaurant brands. Restaurant consumers increasingly expect a streamlined e-commerce experience with the restaurant handling their orders efficiently. However, most restaurants lack the infrastructure and expertise to develop these solutions in-house, or innovate ahead of consumer-technology trends. Olo’s platform handles direct e-commerce orders from customers, deliveries and relationships with channel partners, and thus helps restaurant chains generate and manage their e-commerce demand effectively. The platform leverages a modern cloud-based architecture and offers an integrated experience across all of its products. Olo has attracted a strong roster of clients including seven of the 50 largest restaurant chains. The company generated $149 million in revenue during 2021, exhibiting strong growth in a large, underpenetrated market.

Deletions

During the year, six holdings were eliminated: NIC (EGOV), Cantel Medical (CMD), iRhythm Technologies (IRTC), NetScout Systems (NTCT), ACI Worldwide (ACIW) and Vocera Communications (VCRA), in chronological order.

NIC helps state and local governments provide more efficient services to businesses and individuals through the development of online and mobile applications that process transactions and provide information. This allows for greater efficiency, less paperwork and better access to information for a broad range of services. The company’s self-funding model requires no upfront payment from clients, as the company bears the upfront costs for application development and subsequently receives a share of revenues from transactions processed through its applications. Some of the most widely used applications are for driver-history records, automobile registrations and renewals, applications for various permits or licenses, and online payments for taxes, utilities and other services. Roughly 75% of these transactions are conducted by businesses, with individuals accounting for the remaining 25%. NIC is the dominant player in the market, with 26 of the 50 U.S. states as clients, as well as a number of federal agencies. On Feb. 10, 2021, Tyler Technologies (TYL), also a portfolio holding, agreed to acquire NIC for $34 per share. The deal closed on April 21, 2021. Tyler provides content-management software solutions that address the complex needs of the public sector. These solutions increase workflow efficiency and accuracy. As a result, this improves local governments’ and agencies’ ability to manage their back-office functions, such as financial management, court and judicial processes, property taxes, appraisals, public safety, citizen services, public records and school districts. Also, local governments and agencies can be more responsive to citizens’ needs and the public has better access to government agencies. This acquisition allows Tyler to cross-sell into NIC’s existing state relationships.

Cantel Medical provides products and services designed for infection prevention and control. The company operates in the following segments: endoscopy, water purification and filtration, healthcare disposables, and dialysis. The endoscopy segment produces disposable products for endoscopy procedures. The water-purification segment produces systems for dialysis facilities. The healthcare disposable division produces single-use, infection-prevention products used primarily in the dental market. The dialysis segment produces medical devices and supplies for reprocessing renal-dialysis systems. On Jan. 12, 2021, Cantel Medical agreed to be acquired by Steris in a cash and stock deal valued at $84.66 per share. The deal closed on June 2, 2021.

iRhythm Technologies is discussed in the Detractors section above.

NetScout Systems, another long-term holding, was added to the Small Company Fund more than 22 years ago in February 2000 when the company had less than $100 million in revenue. NetScout provides network performance management (NPM), application performance management (APM) and security products to telecommunication service providers, commercial enterprises and large governmental agencies. The company’s products monitor computer networks, optimize business applications and services delivery, and help assure a positive user experience across global networks. In 2014, the company acquired Danaher’s communications business, which gave NetScout exposure to the security and analytics end markets and helped it grow revenue to more than $1 billion by fiscal year 2017. However, in recent years, NetScout has experienced a slowdown in revenue growth and a moderation in profitability due to changing fundamentals. The company was slow to adjust to the evolution of software defined networks (SDNs), software-based solutions with fewer network probes, and the related shift in the competitive landscape. For these reasons, we decided to sell the company out of the portfolio.

ACI Worldwide was initially purchased in the Small Company Fund more than 22 years ago in January 2000. ACI has been at the forefront of facilitating electronic payments for many years, and initially much of the company’s business was focused on providing software to facilitate ATM and other electronic transactions. Currently, the company’s solutions help to facilitate electronic-funds payments and transfers both domestically and internationally across various banking systems. These solutions include authentication, authorization, settlement, reconciliation, fraud detection, real-time payments, digital banking, debit- and credit-card program management, and many other services. Its client base includes many of the largest banks in the world, as well as merchants, billers, payment processors and others. The company continues to benefit from the ongoing transition from physical cash and checks toward electronic payment methods and e-commerce. In recent years the company’s revenue growth rates have slowed, and with over $1.3 billion in revenue in 2021, the company has matured into a much larger company. For these reasons, we decided to sell the company out of the Fund.

Vocera Communications is discussed in the Contributors section above.

Annual Report | March 31, 2022	3

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Firm Update

On July 2, 2021, Brown Capital Management completed a transaction to become a majority owner of Commonwealth Fund Services (CFS), a full-service fund-accounting, transfer-agency and shareholder-services firm in Richmond, Va. On April 1, 2022, CFS became Brown Capital Management Mutual Funds’ (the “Trust”) fund administrator, replacing the third-party fund administrator we have used since 2011. To Brown Capital, the transaction represents an opportunity to benefit mutual fund shareholders, as opposed to a shift in our firm’s overall business strategy. Brown Capital remains a focused asset manager with the mission of generating Exceptional outcomes for investors. We expect CFS to remain an autonomously managed business going forward, serving BCM and other fund families.

Two priorities of our mutual fund shareholders drove our decision to make this investment—pricing and service. We are dedicated to keeping our funds’ expense ratios as low as possible. Our mutual fund assets have grown significantly in the last decade. We believe that owning a trusted administrator with 30 years of experience gives us the ability to better manage fund-administration expenses over the long term, as opposed to being beholden to a third party. Finally, we believe that ownership of our fund administrator better enables us to deliver first-rate service to our shareholders. In all, we believe the transition should be a seamless one for Brown Capital mutual fund investors.

Lastly, Brown Capital made several exciting announcements during the year. Effective Jan. 1, 2022, Eddie Brown assumed the role of Executive Chairman, and handed the role of chief executive officer to Keith Lee. This appointment is the conclusion of a multiyear, deliberate succession plan to maintain the strategic direction of the firm. Keith has been Eddie’s co-leader, advisor and friend since Keith joined the firm in 1991 and has served as President of the firm since 2012. For many years, Keith and Eddie together have led the firm in our mission of generating Exceptional outcomes for investors. Keith retains his titles of President, Chief Investment Officer, and Senior Portfolio Manager on the Small Company Team. Eddie remains actively involved in the overall management of the firm and in the Mid Company strategy, as reflected in his new title of Executive Chairman, which is in addition to his current titles of Founder and Senior Portfolio Manager on the Mid Company Team.

Also in January, we welcomed two new colleagues to the investment team. Edward Zane joined the Mid Company Team as a portfolio manager/analyst. Ed comes to Brown Capital from Gardner Lewis Asset Management, where he was a portfolio manager/research analyst covering companies in the technology, business services, industrials, and consumer sectors. In addition, Niuzhou (Zoey) Zuo joined the International Team, which oversees our growing International Small Company and International Equity strategies, as portfolio manager/analyst. Prior to arriving at the firm, she served as a global equity analyst for Ivy Investments since 2014, first as a global analyst with a consumer focus, and more recently supporting international and emerging market strategies. For a complete list of our announcements, please see our website at www.browncapital.com.

Disclosures

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly into an index.

Past performance is not a guarantee of future results.

4	www.browncapital.com

The Brown Capital Management Small Company Fund

March 31, 2022 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2012. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2022)

	Average Annual Total Returns					Total Annual
					Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses
The Brown Capital Management Small Company Fund - Investor Class	-12.41%	8.92%	12.67%	13.97%	12.20%	1.24%
The Brown Capital Management Small Company Fund -Institutional Class	-12.23%	9.13%	12.89%	14.20%	12.28%	1.04%
Russell 2000® Growth Index	-14.33%	9.88%	10.33%	11.21%	7.98%
Morningstar Small Growth Category	-9.58%	13.38%	13.71%	12.19%	10.25%
SCF-Investor Percentile Ranking vs Total Funds in M-Star Small Growth Category	69/611	92/578	57/519	17/391	N/A
SCF-Institutional Percentile Ranking vs Total Funds in M-Star Small Growth Category	69/611	91/578	55/519	14/391	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated June 22, 2021. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

Annual Report | March 31, 2022	5

The Brown Capital Management Small Company Fund

March 31, 2022 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

6	www.browncapital.com

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 96.81%
	Business Services - 23.60%
607,503	ANSYS, Inc.(a)	$192,973,328
3,127,576	Duck Creek Technologies, Inc.(a)	69,181,981
1,376,002	Guidewire Software, Inc.(a)	130,197,309
920,095	nCino, Inc.(a)	37,705,493
757,336	Paycom Software, Inc.(a)	262,326,044
2,822,699	PROS Holdings, Inc.(a)(b)	94,024,104
2,877,002	Q2 Holdings, Inc.(a)(b)	177,367,173
673,656	Tyler Technologies, Inc.(a)	299,702,818
		1,263,478,250
	Consumer Related - 4.86%
2,995,279	Alarm.com Holdings, Inc.(a)(b)	199,066,242
4,628,148	Olo, Inc. - Class A(a)(b)	61,322,961
		260,389,203
	Industrial Products & Systems - 10.02%
272,638	Balchem Corp.	37,269,615
3,944,506	Cognex Corp.	304,318,638
859,509	DMC Global, Inc.(a)	26,215,024
1,463,954	Helios Technologies, Inc.	117,482,309
967,289	Proto Labs, Inc.(a)	51,169,588
		536,455,174
	Information/Knowledge Management - 21.63%
414,612	Alteryx, Inc. - Class A(a)	29,657,196
488,521	American Software, Inc. - Class A	10,180,778
1,846,369	Anaplan, Inc.(a)	120,106,303
1,839,997	Appfolio, Inc. - Class A(a)(b)	208,306,060
179,007	Blackbaud, Inc.(a)	10,717,149
1,835,161	Datadog, Inc. - Class A(a)	277,971,837
1,950,273	Manhattan Associates, Inc.(a)	270,522,368
848,958	NextGen Healthcare, Inc.(a)	17,751,712
3,880,397	Smartsheet, Inc. - Class A(a)	212,568,148
		1,157,781,551
	Medical/Health Care - 32.26%
891,580	10X Genomics, Inc. - Class A(a)	67,822,491
791,129	ABIOMED, Inc.(a)	262,053,570
522,845	Bio-Techne Corp.	226,412,799
3,138,112	Cardiovascular Systems, Inc.(a)(b)	70,921,331
1,610,375	Glaukos Corp.(a)	93,111,882
2,162,916	Inogen, Inc.(a)(b)	70,121,737
7,994,039	Ironwood Pharmaceuticals, Inc.(a)(b)	100,565,011
1,802,370	OrthoPediatrics Corp.(a)(b)	97,309,956
1,296,831	Quidel Corp.(a)	145,841,614
772,862	Repligen Corp.(a)	145,367,614
543,208	Tandem Diabetes Care, Inc.(a)	63,169,658
1,214,786	Veeva Systems, Inc. - Class A(a)	258,093,433
3,295,412	Vericel Corp.(a)(b)	125,950,647
		1,726,741,743
	Miscellaneous - 4.44%
1,726,738	CryoPort, Inc.(a)	60,280,424

Annual Report | March 31, 2022	7

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 96.81% (continued)
	Miscellaneous - 4.44% (continued)
5,755,988	Neogen Corp.(a)(b)	$177,514,670
		237,795,094

Total Common Stocks (Cost $2,811,591,924)		5,182,641,015

SHORT TERM INVESTMENTS - 3.29%
175,972,513	First American Treasury Obligations Fund, 0.22%(c)	175,972,513

Total Short Term Investments (Cost $175,972,513)		175,972,513

Total Value of Investments (Cost $2,987,564,437) - 100.10%		5,358,613,528
Liabilities in Excess of Other Assets - (0.10)%		(5,432,450)
Net Assets - 100.00%		$5,353,181,078

(a)	Non-income producing investment.

(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.

(c)	Represents 7 day effective yield at March 31, 2022.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	23.60%	$1,263,478,250
Consumer Related	4.86%	260,389,203
Industrial Products & Systems	10.02%	536,455,174
Information/Knowledge Management	21.63%	1,157,781,551
Medical/Health Care	32.26%	1,726,741,743
Miscellaneous	4.44%	237,795,094
Short Term Investments	3.29%	175,972,513
Liabilities in Excess of Other Assets	(0.10)%	(5,432,450)
Total	100.00%	$5,353,181,078

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

8	www.browncapital.com

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

While the entire fiscal year ended March 31, 2022, was eventful, to say the least, it was the volatile last quarter that stands out, with investors fearing a return to an ugly 1970s-like combination of a recession and runaway inflation. The first quarter 2022 U.S. gross domestic product (GDP) declined 1.4% after increasing 6.9% the quarter before. These numbers may change when more complete data becomes available over the next two months, but that is quite a deceleration nonetheless. What seems to be choking off economic growth is more on the supply side than the demand side. Lingering supply-chain issues from the pandemic only worsened with China’s renewed COVID-19 lockdowns amid a new outbreak. Additionally, there is still a plethora of ships waiting to unload goods at the ports in Southern California. This a partly a labor issue to go along with the COVID/supply chain problem.

On the inflation front, the personal consumption price index, a measure of U.S. inflation relied on by the Federal Reserve, increased 0.9% in the month of March and 6.6% from one year ago. Energy prices climbed 33.9%, while food prices advanced 9.2% in the month. Excluding food and energy, prices have increased 5.2% since March 2021. In response, despite the surprise drop in first quarter GDP, the Federal Reserve raised the federal funds rate by 50 basis points to 0.75% in early May 2022, potentially giving a shock to the economic system. What will prove most important will be Federal Reserve Chairman Jerome Powell’s statements regarding whether the Fed will take a more wait-and-see approach or more needs to be done.

All these macroeconomic issues can make one’s head spin, and a new set of concerns will likely command our attention over the next year. Although headlines often lead to stock-price volatility, history suggests the underlying values of companies change much less frequently. As investors, we must learn to regulate our natural proclivity to engage every piece of news and instead focus on company fundamentals.

These headlines weighed on the Russell Mid Cap® Growth Index as well as our Mid Company Fund for the fiscal year ended March 31, 2022. The Mid Company Fund (Investor shares) fell 4.76%, underperforming the 0.89% decline in the index. As of March 31, 2022, the Mid Company Fund consisted of 41 holdings with approximately 2.1% in cash.

At Brown Capital, we look for Exceptional Growth Companies (EGCs) trading below their future potential, which often means looking past the latest headlines and focusing on a company’s sustainable growth, business quality, industry attractiveness and competitive advantages. In our Mid Company Fund, we look for high-quality, mid-sized companies with a deliverable growth plan over our three-to-five-year evaluation horizon. When we find what we believe are EGCs, we practice patience and tolerance, and often hold positions for periods longer than five years. Managing the portfolio, we are benchmark-agnostic; we do not make any investment decisions based on the composition of an index. We acknowledge that macro conditions are constantly evolving, so we seek to build a portfolio of EGCs that can generate value over a full investment cycle or longer.

This approach will make us look foolish in certain periods, but we think if we buy the right companies from the outset, our patience should reward clients with Exceptional long-term results. One of our long-term holdings, Ulta Beauty, a specialty retailer of beauty products, illustrates this point. During the nearly nine years we have owned Ulta Beauty, the share price has declined at least 20% peak to trough on six separate occasions, with concerns ranging from competition to macroeconomic conditions. Each time, we weighed the issues against our investment thesis and each time we decided nothing fundamental had changed. In fact, on several instances we added to our position on weakness.

Ulta is disrupting a large well-established industry by providing a one-stop shopping experience with a wide selection of products at competitive prices. In addition, Ulta employs non-commissioned salespeople, and most locations are located in off-mall strip centers. Conversely, legacy competitors are largely mall-based department stores with commissioned salespeople whose incentives are not always aligned with customers. With customer traffic migrating away from malls, and with incumbents too large or inert to retaliate, Ulta has been winning market share. At the time of our initial purchase, the company’s sales were around $2 billion versus a $100-billion market opportunity, and we believed Ulta could become a much larger company. Today Ulta generates nearly $9 billion in revenue and the share price is up four times since we first bought it.

Of course, “buying the dip” should not be a foregone strategy because sometimes our original thesis is incorrect. This was the case with Acuity Brands, a lighting-solutions provider we purchased in 2016 and exited in 2018. At the time of our purchase, Acuity was the North American market leader of lighting fixtures and systems, and we believed the company would benefit from the shift to solid-state LEDs. LEDs are more energy efficient than traditional incandescent lights; they also last longer and they command a price premium. In addition, heightened interest in internet-enabled smart lighting could provide another potential growth leg, in our view. Secular tailwinds aside, we thought Acuity’s superior product breadth and large exclusive distribution-partner network provided enough competitive differentiation to support years of mid-teens revenue growth.

We were wrong. The pace of LED adoption, particularly in the commercial sector which made up one third of Acuity’s sales, fell well short of expectations and smart lighting never gained the traction many expected. Moreover, an influx of Chinese imports battered industry pricing. These developments ran counter to our expectations, and we eventually sold the position. We think the examples of Ulta and Acuity illustrate how we remain focused on company fundamentals over the long term, as opposed to the ever-shifting macro environment.

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Performance: Contributors

Among the contributors to performance for the fiscal year ended March 31, 2022, were DexCom (DXCM) and Edwards Lifesciences (EW).

DexCom is a leading marketer and manufacturer of continuous glucose monitors (CGMs.) CGMs have rapidly replaced blood glucometers over the past 5-7 years and are becoming the standard of care. CGMs attach to a person’s body and provide accurate real-time blood-glucose readings without a finger prick. People with diabetes appreciate the convenience and ease of use of CGMs. Medical professionals hail the improved compliance over self-monitoring glucometers and the continuous blood-glucose readings, both of which can help improve health outcomes.

During the year, DexCom’s share price benefitted from the FDA’s approval of Insulet’s Omnipod 5, an automated insulin-pump delivery system powered by DexCom’s device, as well as the approval of DexCom’s latest generation CGM, the G7. (Insulet was a new addition to the portfolio this year, as described later in this Discussion.) Both approvals were anticipated for some time, but regulatory backlog caused by the COVID-19 pandemic pushed out the approval dates. We believe the new product launches should boost DexCom’s revenue growth and drive up penetration rates. We estimate a little more than one million people currently use a DexCom device, a small fraction of the market opportunity which numbers in the tens of millions. Given DexCom’s massive addressable market, a technology that is difficult to replicate and minimal market competition, we believe DexCom has a path to become a much larger company.

Edwards Lifesciences is a leading medical-device company and is a manufacturer of heart valves and other products to replace or repair diseased or defective hearts. Approximately, 65% of the company’s revenue comes from Transcatheter Aortic Valve Replacement (TAVR). TAVR is a less invasive treatment option that does not involve open-heart surgery. With TAVR procedures, patients generally have better outcomes, less scarring, shorter hospital stays and shorter recovery times.

The company benefitted over the past year from good underlying TAVR growth of mid double-digits, despite COVID-19 related headwinds. Also, Edwards benefitted over the year from geographic expansion, which should help TAVR’s growth rate remain 10%-plus over the next several years. We believe Edwards can maintain its leadership position in the TAVR market which is one of the highest-growth segments within the medical-device industry.

Performance: Detractors

Among the detractors for the fiscal year were Shopify (SHOP) and Masimo (MASI).

Shopify is the second-largest e-commerce platform in the U.S. behind Amazon. Shopify provides tools primarily to small and medium-sized merchants looking to establish an e-commerce presence, but Shopify has also found success with larger merchants. Shopify’s product breadth, ease of use and massive developer ecosystem distinguish it from peers.

After pandemic-fueled growth of 85% in 2020 and 57% in 2021 for the company, Shopify’s management provided sales-growth guidance for 2022 saying it would be “lower than 2021.” Management also plans to aggressively reinvest in the business to build out an end-to-end fulfillment network including warehousing, order fulfillment and returns. The company committed all of 2022’s gross profit and a total of $1 billion in 2023 and 2024 toward this goal. Ambiguous revenue guidance and a sharp uptick in spending amid an unfriendly backdrop for high-multiple growth stocks sent share prices down nearly 50% during the most recent quarter.

After re-examining our thesis and speaking with management, we believe the market is missing the big picture for Shopify by focusing on the near-term uncertainty. Like many investors, we anticipated slower growth for Shopify as the pandemic waned, but we see growth significantly outpacing the industry for the foreseeable future. Consider that Shopify grew 50% in 2019 before the pandemic, more than four times the rate of U.S. e-commerce growth. Moreover, we think the fulfillment-network investment is a brilliant strategic move that will expand the company’s moat. Once complete, Shopify merchants will be able to deliver packages to 90% of the U.S. population in two days or less, making the platform more attractive to merchants and customers. E-commerce sales make up just 15% of total U.S. sales and are growing mid-teens. Shopify has 10% U.S. e-commerce share and under $5 billion in revenue with a growing addressable market above $150 billion.

Masimo is a provider of non-invasive monitoring devices. The majority of the company’s revenue comes from its oximetry technologies embedded in fingertip sensors used largely in hospitals to monitor numerous vital signs such as blood oxygen, hemoglobin levels and pulse rates. Masimo sells its own products and also distributes circuit boards and monitoring devices to companies like GE and Phillips who incorporate them in broader patient-monitoring platforms. Masimo owns 45% of the pulse-oximeter market as its breakthrough technology greatly reduces false alarms when measuring a patient’s blood oxygenation during motion and low perfusion (i.e., decreased blood flow to extremities.)

Masimo’s stock sold off significantly in February 2022 after the company announced the pending acquisition of Sound United, an audio products company, for $1 billion. The purchase jumpstarts Masimo management’s aggressive push into consumer health by providing access to Sound

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

United’s large distribution network. We remain puzzled by the acquisition. Masimo has little experience in consumer electronics, which is a notoriously competitive, low-margin and cyclical industry. Additionally, we wonder whether management could have found a less expensive and more measured approach to achieve its goals. Management will lay out its vision for the combined company in greater detail during their summer investor day. In the meantime, our thesis is under review, and we are weighing our options for the position.

New Additions

We initiated investments in six companies during the fiscal year ended March 31, 2022. In chronological order, we purchased Five9 (FIVN), Paycom (PAYC), Bentley Systems (BSX), Hubspot (HUB), Insulet (PODD) and Coupa Software (COUPA).

Five9 is a leader in cloud-based contact-center software, which serves as the routing engine to connect callers to agents. With the growth of e-commerce, consumers are making fewer in-person visits to stores but contacting companies more frequently, which is driving the need for world-class contact-center software solutions. Cloud software provides several advantages over outdated, legacy, on-premise solutions, including lower costs, faster innovation and an ability to enable remote-work requirements, all of which is expected to drive cloud penetration well beyond the current level of less than 15% of the market. Five9’s born-in-the-cloud platform offers superior reliability, scalability and flexibility. The company’s omnichannel solution seamlessly incorporates inbound and outbound calling with email, chat, SMS and social media. Because contact-center labor costs are approximately ten times larger than technology spend, Five9 is further differentiating itself through artificial intelligence (AI) and automation that assist agents with customer interactions or even automate interactions entirely. The company’s automation technology has particularly resonated with larger enterprise customers, who are adopting it in 80% of new deals, enabling Five9 to expand beyond its success in the middle market. Five9 is currently growing revenue in the mid-30s, and the combination of a $58-billion market opportunity, industry-leading win rates and market-share gains, should create a healthy runway for durable, double-digit, long-term growth.

Paycom is a fast-growing cloud-based integrated human capital management (HCM) software company targeting businesses with 50 to 10,000 employees. The company offers a wide variety of HR functions including payroll, benefits, time and attendance, training, performance management and compensation. The HR enterprise software industry has transformed from single-point solutions stitched together to integrated HCM systems residing on a single cloud-based platform. Additionally, functions previously outsourced or reserved for HR professionals have become more self-service. This has led to lower costs, fewer duplicate entries and a better overall customer experience. Paycom has several worthy competitors but has maintained an edge through effective sales execution, good technology, terrific customer service and strong product breadth. Paycom should continue to take share from the large payroll providers, specifically ADP and to a lesser extent, Paychex. Paycom is pursuing a $10-billion addressable market versus sales of $1 billion and is growing 20%, faster than most of its peers. We see a growth horizon for Paycom that should span many years.

Bentley Systems provides software for the design, construction and operation of infrastructure assets. Bentley is well positioned to capitalize on a rebounding environment for civil infrastructure projects, a market greater than $10 billion and growing in the low double-digits. With global population growth and urbanization in developing economies, the gap between required and existing levels of infrastructure is widening. The infrastructure bill that recently passed Congress should further expand the market. Another strong, secular tailwind is the rising digitalization in the construction industry. Bentley has a solid foundation with its installed base, most notably its largest enterprise customers. We believe Bentley can gain incremental revenue and margin upside by driving more usage within existing enterprise accounts and taking share within its small- and medium-sized business segment. Bentley has several advantages over its crowd of competitors, including its sticky installed base of 34,000-plus owner/operator and design firms with a 98% gross retention rate, exposure to infrastructure verticals that have largely underinvested, and a comprehensive platform of solutions across all aspects of an infrastructure asset’s lifecycle. We believe Bentley should grow its revenue in the high single-digits organically. Margin expansion, acquisitions and share repurchases should enable earnings to grow in the low double-digits over the next several years.

HubSpot is a leading provider of cloud-based marketing, sales and customer-service software to small-and-medium-sized businesses (SMBs.) HubSpot began as a marketing-automation company but has expanded its capabilities and product offerings over the past five years to attract new customers and boost its addressable market. Early signs suggest the strategy is working. Historically, HubSpot appealed mostly to companies with fewer than 50 employees, but the company now has some customers with as many as 2,000 employees. Additionally, its product-marketing hub has gone from 100% of sales in 2016 to 70% today as newer modules are growing high-double-digits or better. HubSpot currently has approximately 100,000 customers versus a 3-million potential-client opportunity set. Despite some competition from large, well-funded companies like Salesforce and Adobe, HubSpot has developed a strong reputation within the SMB space because of its superior user interface, strong product integration and rich feature set. It also has a large and growing ecosystem with more than 4,000 solutions partners that expand its moat. We believe the company’s 20-30% organic revenue growth rate could accelerate as its newer modules gain adoption and increase as a percentage of sales.

Insulet is an innovative medical-device company that produces the Omnipod Insulin Management System to administer insulin to diabetics. Historically, insulin-intensive diabetics have used either syringes or tubed insulin pumps to administer insulin. Recently, innovations in diabetic

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

blood-sugar monitoring, coupled with advances in algorithms and medical devices to automatically administer insulin, have dramatically improved the quality of life for insulin-intensive diabetics. Insulet has been at the forefront of these developments, as has another portfolio company, DexCom, which makes continuous glucose monitors (described above in the Contributors section.) Insulet’s Omnipod offers an attractive form factor for insulin delivery—a sleek, disposable, multiday pod that attaches to the body and delivers insulin in response to feedback from blood-sugar-monitoring devices. This is far better than the standard course of care which involves multiple syringe injections of insulin a day. Additionally, because the Omnipod is disposable and requires a lower upfront cost than competitors’ automated offerings, it is easier for new patients to try Omnipod before committing to it on a long-term basis. We believe it is these industry developments and Omnipod’s unique positioning that have allowed Insulet to generate greater than 20% annual sales growth for the past few years. We think double-digit growth should continue into the future. There are an estimated 10-11 million insulin-intensive diabetics in Insulet’s target markets and fewer than 200,000 of these patients have had the opportunity to adopt Insulet’s technology. We believe growing product availability and awareness should change the outlook for diabetes management globally and may offer an attractive return for Insulet’s shareholders.

Coupa Software provides cloud-based, integrated, business-spend-management software that automates, tracks and manages a company’s operating expenses. The product eliminates manual processes, reigns in maverick spending and provides the visibility leaders require to make informed, data-driven decisions. The company is capitalizing on the gaps left by legacy ERP systems and estimates its addressable market at more than $60 billion, versus Coupa’s revenue of $542 million for the most recent fiscal year. Though it has numerous competitors, Coupa is taking share and is widely considered the gold standard by industry participants. Gartner ranked it the top procurement suite in each of the last three years. Sales have expanded at a 41% annual growth rate over the prior three years and management expects 20% revenue growth over the next few years. Given the software’s broad appeal and an underpenetrated market, we believe Coupa could become a multibillion-dollar sales company.

Deletions

We exited two companies during the fiscal year ended March 31, 2022: Quanta Services (PWR) and Blackbaud (BLKB), in chronological order.

Quanta Services provides specialty contracting services with a focus on infrastructure solutions for the electric grid, communications networks, pipelines and other industrial markets. In recent quarters, as the company has started to mature, Quanta’s growth decelerated and became more cyclical. We no longer feel it meets our EGC characteristics.

Blackbaud produces software for the $8-billion market of IT solutions for non-profit organizations. We owned Blackbaud since 2008, but the company struggled for several quarters due to increased competition and falling sales productivity. COVID-19 made a difficult turnaround for the company more challenging, as end users initially tightened their purse strings amid the uncertainty. Organic growth declined from high single-digits to low single-digits. In fact, returning to its previous growth rate is now management’s stretch goal five years out. Moreover, Blackbaud’s $750-million acquisition of social-impact technology company Everfi earlier this year marks a clear departure from its non-profit roots, adds complexity and implies that management is having to seek growth outside its core business. This combination of factors led us to exit our position.

Firm Update

On July 2, 2021, Brown Capital Management completed a transaction to become a majority owner of Commonwealth Fund Services (CFS), a full-service fund-accounting, transfer-agency and shareholder-services firm in Richmond, Va. On April 1, 2022, CFS became Brown Capital Management Mutual Funds’ (the “Trust”) fund administrator, replacing the third-party fund administrator we have used since 2011. To Brown Capital, the transaction represents an opportunity to benefit mutual fund shareholders, as opposed to a shift in our firm’s overall business strategy. Brown Capital remains a focused asset manager with the mission of generating Exceptional outcomes for investors. We expect CFS to remain an autonomously managed business going forward, serving BCM and other fund families.

Two priorities of our mutual fund shareholders drove our decision to make this investment—pricing and service. We are dedicated to keeping our funds’ expense ratios as low as possible. Our mutual fund assets have grown significantly in the last decade. We believe that owning a trusted administrator with 30 years of experience gives us the ability to better manage fund-administration expenses over the long term, as opposed to being beholden to a third party. Finally, we believe that ownership of our fund administrator better enables us to deliver first-rate service to our shareholders. In all, we believe the transition should be a seamless one for Brown Capital mutual fund investors.

Lastly, Brown Capital made several exciting announcements during the year. Effective Jan. 1, 2022, Eddie Brown assumed the role of Executive Chairman, and handed the role of chief executive officer to Keith Lee. This appointment is the conclusion of a multiyear, deliberate succession plan to maintain the strategic direction of the firm. Keith has been Eddie’s co-leader, advisor and friend since Keith joined the firm in 1991 and has served as President of the firm since 2012. For many years, Keith and Eddie together have led the firm in our mission of generating Exceptional outcomes for investors. Keith retains his titles of President, Chief Investment Officer, and Senior Portfolio Manager on the Small Company Team.

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Eddie remains actively involved in the overall management of the firm and in the Mid Company strategy, as reflected in his new title of Executive Chairman, which is in addition to his current titles of Founder and Senior Portfolio Manager on the Mid Company Team.

Also in January, we welcomed two new colleagues to the investment team. Edward Zane joined the Mid Company Team as a portfolio manager/analyst. Ed comes to Brown Capital from Gardner Lewis Asset Management, where he was a portfolio manager/research analyst covering companies in the technology, business services, industrials, and consumer sectors. In addition, Niuzhou (Zoey) Zuo joined the International Team, which oversees our growing International Small Company and International Equity strategies, as portfolio manager/analyst. Prior to arriving at the firm, she served as a global equity analyst for Ivy Investments since 2014, first as a global analyst with a consumer focus, and more recently supporting international and emerging market strategies. For a complete list of our announcements, please see our website at www.browncapital.com.

Disclosures

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to- book ratios and higher forecasted growth values.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Annual Report | March 31, 2022	13

The Brown Capital Management Mid Company Fund

March 31, 2022 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2012. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2022)

	Average Annual Total Returns				Since	Total Annual Fund	Net Annual Fund
					Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	9/30/02	Expenses	Expenses
The Brown Capital Management Mid Company Fund - Investor Class	-4.76%	16.08%	15.41%	10.29%	10.96%	1.64%	1.15%
The Brown Capital Management Mid Company Fund - Institutional Class	-4.52%	16.34%	15.69%	10.59%	11.12%	1.39%	0.90%
Russell MidCap® Growth Index	-0.89%	14.81%	15.10%	13.52%	12.67%
Morningstar Mid-Cap Growth Category	-4.74%	15.28%	15.17%	12.81%	11.76%
MCF-Investor Percentile Ranking vs.
Total Funds in M-Star Mid-Cap Growth Category	61/586	37/538	38/499	92/384	N/A
MCF-Institutional Percentile Ranking vs.
Total Funds in M-Star Mid-Cap Growth Category	58/586	32/538	34/499	89/384	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated June 22, 2021. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management Mid Company Fund

March 31, 2022 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 98.00%
	Business Services - 19.00%
10,289	Bright Horizons Family Solutions, Inc.(a)	$1,365,247
16,369	Envestnet, Inc.(a)	1,218,508
7,355	Equifax, Inc.	1,743,870
5,820	Five9, Inc.(a)	642,528
8,571	Jack Henry & Associates, Inc.	1,688,916
1,457	Paycom Software, Inc.(a)	504,676
4,263	Tyler Technologies, Inc.(a)	1,896,566
		9,060,311
	Consumer Related - 7.53%
648	Chipotle Mexican Grill, Inc.(a)	1,025,155
2,659	Expedia, Inc.(a)	520,286
755	O’Reilly Automotive, Inc.(a)	517,145
2,607	Tractor Supply Co.	608,396
2,303	Ulta Beauty, Inc.	917,101
		3,588,083
	Financial Services - 8.63%
7,717	Broadridge Financial Solutions, Inc.	1,201,614
5,261	FleetCor Technologies, Inc.(a)	1,310,305
3,518	MarketAxess Holdings, Inc.	1,196,824
2,702	T Rowe Price Group, Inc.	408,515
		4,117,258
	Industrial Products & Systems - 7.66%
20,567	Cognex Corp.	1,586,744
12,642	Fastenal Co.	750,935
1,765	IPG Photonics Corp.	193,727
6,928	SiteOne Landscape Supply, Inc.(a)	1,120,188
		3,651,594
	Information/Knowledge Management - 23.75%
3,488	ANSYS, Inc.(a)	1,107,963
7,078	Autodesk, Inc.(a)	1,517,169
17,662	Bentley Systems, Inc. - Class B	780,307
11,827	Coupa Software, Inc.(a)	1,201,978
11,854	Guidewire Software, Inc.(a)	1,121,626
2,200	HubSpot, Inc.(a)	1,044,868
18,498	Manhattan Associates, Inc.(a)	2,565,858
2,941	Shopify, Inc. - Class A(a)	1,987,998
		11,327,767
	Medical/Health Care - 31.43%
2,767	Align Technology, Inc.(a)	1,206,412
1,152	Cerner Corp.	107,781
7,339	Charles River Laboratories International, Inc.(a)	2,084,056
5,287	Dexcom, Inc.(a)	2,704,829
18,959	Edwards Lifesciences Corp.(a)	2,231,854
6,046	Insulet Corp.(a)	1,610,594
1,210	Jazz Pharmaceuticals PLC(a)	188,361
5,448	Masimo Corp.	792,902
14,086	Omnicell, Inc.(a)	1,823,996
2,569	Teladoc Health, Inc.(a)	185,302

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 98.00% (continued)
	Medical/Health Care - 31.43% (continued)
8,414	Veeva Systems, Inc. - Class A(a)	$1,787,638
1,414	Zoetis, Inc.	266,666
		14,990,391

Total Common Stocks (Cost $29,672,146)		46,735,404

SHORT TERM INVESTMENTS - 2.08%
992,096	First American Treasury Obligations Fund, 0.22%(b)	992,096

Total Short Term Investments (Cost $992,096)		992,096

Total Value of Investments (Cost $30,664,242) - 100.08%		47,727,500
Liabilities in Excess of Other Assets - (0.08)%		(36,133)
Net Assets - 100.00%		$47,691,367

(a)	Non-income producing investment.
(b)	Represents 7 day effective yield at March 31, 2022.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	19.00%	$9,060,311
Consumer Related	7.53%	3,588,083
Financial Services	8.63%	4,117,258
Industrial Products & Systems	7.66%	3,651,594
Information/Knowledge Management	23.75%	11,327,767
Medical/Health Care	31.43%	14,990,391
Short Term Investments	2.08%	992,096
Liabilities in Excess of Other Assets	(0.08)%	(36,133)
Total	100.00%	$47,691,367

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Lenin’s observation that “There are decades where nothing happens, and there are weeks where decades happen,” seems an appropriate caption for the fiscal year ended March 31, 2022. It is an understatement to say quite a lot happened this year. The world saw supply-chain disruptions and shortages exacerbated by the prolonged COVID-19 crisis, deflation/inflation swings, unprecedented easing from central banks in major developed countries followed by plans of rapid tightening, as well as geopolitical conflicts, including a hot war in Ukraine. One example of extreme volatility is oil prices, which rose to $139 per barrel for Brent crude oil contracts in March 2022, a near-high over the 161 years of available data according to Goldman Sachs, after hitting a record low of $9 less than two years ago.

These macro factors hurt the performance of the International Equity Fund this year, in addition to company-specific headwinds we will detail in the Detractors section below. The International Equity Fund’s Investor shares returned -7.68% for the fiscal year ended March 31, 2022, underperforming the MSCI EAFE Index by 9.33 percentage points. Although we remain focused on the longer-term performance instead of quarterly or even annual performance, we do note that more than 100% of our underperformance for the year came from the first quarter 2022, the period when many of the aforementioned macro events sent the market into a tailspin.

Inflation and rising interest rates in particular are hurting the valuation of higher-growth companies. That is because their cash flows are more heavily weighted toward future years, leading to lower current present values when using a higher discount rate (because of higher interest rates) in the discounted cash flow method. (By contrast, the present values of lower-growth companies are less affected by higher rates.) An imperfect measure of this phenomenon is the whopping 11.7 percentage point underperformance in the March quarter of the MSCI EAFE Growth index compared to the MSCI EAFE Value index. Another indication: In January 2022, the International Equity Fund was down more than 15% in absolute terms in a single month, but very little fundamental news broke in that period, with only seven out of the 40 holding companies reporting full-year or quarterly earnings, and another five reporting only sales results. Needless to say, we are not satisfied with this fiscal year’s performance, but we are as excited as ever from a fundamental standpoint for the Exceptional Growth Companies (EGCs) in our portfolio.

To protect and grow clients’ wealth in an environment where extreme conditions are increasingly normal, some asset managers focus their efforts on predicting macro events and positioning portfolios accordingly. We think this is very difficult to do consistently, and we would be the first to admit that forecasting macro variables is not something we are good at. Instead, we believe it is more effective for us to focus on our strengths: finding and building portfolios of EGCs whose growth can compound over years and decades. Among other characteristics, EGCs are mission-critical to their customers, offering transactions of mutual benefit. They have large and growing end markets and profitability (or the prospects of it) to sustain growth on their own without outside infusions of capital. These and other qualities of EGCs often afford them the resilience to endure difficult macro environments and emerge stronger while their competitors struggle.

Rising inflation provides a good window into the fundamentals of EGCs and how we think about them. During the March quarter, we conducted a stress test on the portfolio through the lens of rising costs of labor and raw materials. We believe EGCs’ products and services are mission-critical to their customers and difficult for competitors to replicate, giving our companies pricing power in inflationary environments, though often at a lag. An example of the mission-critical nature of an EGC is Givaudan, a long-term holding in our portfolio. Givaudan is a flavor and fragrance supplier to multinational corporations and local branded-goods producers alike. Specific flavors and fragrances are certainly mission-critical for consumer goods companies. In a can of Coca-Cola, for example, flavors and fragrances account for roughly 0.5% of the total cost of goods sold. In customer surveys, however, taste and smell account for 45% of the purchase decisions (and all of the bravado of diehard Coke fans who claim they can distinguish a can of Coke vs. Pepsi.) This asymmetry—of flavors and fragrances mattering quite a lot to consumer goods companies but accounting for little of the cost—allows Givaudan to pass along rising input and labor costs to its customers without impacting the mutually beneficial nature of the relationship. Companies without mission-critical goods and services have much less pricing power.

Rising interest rates is another macro factor related to inflation. Generally speaking, EGCs’ profitability allows them to fund sustainable expansion into new geographies or new products, without being reliant upon the capital markets. The markets have been unusually accommodative the last two years, thanks to massive monetary stimulus in response to the pandemic. As part of the stress test, we also examined each company in our portfolio using the lens of rising interest rates. By and large, we feel confident our companies will be self-reliant for funding future growth.

A third prominent issue during the fiscal year was global supply-chain disruptions. To wit, 77.8% of earnings call transcripts from S&P 500 corporations mentioned the term “supply chain” in the December 2021 quarter, compared to an average of 32.3% in 2019. Given how intertwined supply “webs” have become in the last few decades, this issue is global in nature. About one-third of the companies in our portfolio make physical goods, ranging from drugs to chocolates. The other two-thirds provide services such as software or asset management, and so are less reliant on supply chains. As such, we believe the Fund has non-zero but manageable exposure to supply-chain disruptions, and that capable management teams, another key attribute of EGCs, should be able to navigate the issue with agility. In fact, one of our portfolio companies, Descartes Systems, directly provides solutions that help other companies manage supply-chain risk.

Lastly, we are saddened by the situation in Ukraine. As part of our EGC framework, we have long avoided investing in countries where the rule of law is not respected. As a result, the International Equity Fund has zero direct exposure and an immaterial indirect exposure to Russia (and Ukraine,

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

for that matter) concerning revenues, operations and employees. Even though Russia accounts for less than 2% of the world’s GDP (less than Texas), we are keeping an eye on the conflict’s ripple effects on energy, food and global economic growth.

The bottom line is that we are living in a world of extreme macro swings. We do not pretend we can forecast them nor do we blindly hope these issues are transient. Instead, we remain steadfast in our belief that our approach to EGC investing should create value for our investors over the long run.

Performance: Contributors

Among the contributors to performance for the fiscal year ended March 31, 2022, were Novo Nordisk and Lindt & Spruengli.

Novo Nordisk is the world’s leading producer of insulin for treating diabetes, and is heavily active in research and drug development in areas such as obesity, hemophilia, growth disorders and hormone replacement therapy. About 80% of the company’s revenue is derived from diabetes and obesity care, two large and growing markets globally. A key finding for the company in the past decade has been the glucagon-like peptide-1 (GLP-1) agonists which mimic the functions of natural GLP-1 and were first approved in 2009 for diabetes treatment. GLP-1 is a powerful hormone. It encourages the release of insulin from the pancreas and increases the volume of cells in the pancreas that produce insulin (beta cells), together improving blood-sugar control. Novo Nordisk’s agonists, Saxanda and Wegovy, were approved to treat obesity by the FDA in 2015 and 2021, respectively, as they help maintain blood sugar at normal levels, increase feelings of satiety and reduce feelings of hunger. In a 68-week medical study of 1,961 obese adults, Wegovy, used in conjunction with a reduced-calorie diet and an exercise regimen, has shown a typical weight loss of 10-20% of total body weight (or 35 pounds on average), double the effect of current agents on the market (5-10% weight loss), and inching closer to the robust weight loss of 25-30% seen with bariatric surgery, but without the invasiveness and pain.

Novo Nordisk was a leading contributor mainly due to the launch of Wegovy last year, which contributed to its Obesity Care more than doubling in a year and growing global market share to 82%, as well as continued growth of the Diabetes Care division. We believe the growth runway in the diabetes and obesity areas is long.

Lindt & Spruengli is a Switzerland-based maker of chocolates under brands including Lindt, Ghirardelli and Russell Stover. Lindt is a good example of EGCs’ pricing power. Chocolate truffles cost less than one dollar per piece, but premium-quality chocolate such as Lindt’s brings consumers joy and happiness. Chocolate is an affordable luxury that benefits from the “lipstick effect”, which is a theory that when facing an economic crisis, consumers are more willing to buy less-costly luxury goods like lipstick or chocolate, as opposed to expensive fur coats. Increased demand is allowing Lindt to raise prices and pass along to consumers higher input costs. From the supply side, Lindt is benefitting from a long-standing program to ensure the sources of its cocoa beans. Since 2008, the company has developed its Farming Program to make sure that 100% of its cocoa beans are traceable and verifiable back to the source. This year was the culmination of this 13-year program to achieve full traceability. The point of the traceability program is to ensure steady supply in a world of unpredictable floods, fires and temperature swings caused by climate change.

The company was a leading contributor for the International Equity Fund due to these attributes of exceptional pricing power and visibility of supply against a volatile environment. This has been magnified by the lifting of COVID restrictions, as chocolate is a common gifting item for consumers eager to reconnect with friends and family in person. All told, Lindt’s revenue for 2021 was up 13.3% organically, vs. a decline in revenue of 6.1% in 2020.

Performance: Detractors

Among the detractors to performance for the fiscal year were Ocado Group and Temenos.

Ocado Group is a U.K.-based company with 20 years of experience building a profitable, end-to-end solution for selling groceries online. Ocado sells directly to consumers in the U.K. and sells its platform to third-party grocers for them to sell their goods online. Ocado’s solution includes customer interface, inventory management, robotic picking and optimized delivery routes. Ocado partnered with 10 significant grocers in multiple countries to roll out this solution. The company derives revenue from both owned and partnered Customer Fulfillment Centers (CFCs), large warehouses where the picking and sorting of orders occurs, a key component of selling groceries online.

On July 16, 2021, there was a fire at the company’s own Customer Fulfillment Center in Erith, England, caused by a collision of three robots. This accident impacted results, with retail revenue down 10.6% in the August quarter versus the 19.8% growth in retail revenue reported for the first half ending in May. The capacity at Erith was restored four months later and the company expects strong revenue growth to resume in 2022. We still like Ocado’s long-term prospects based on the consumer shift to online grocery shopping and Ocado’s leading-edge solution for grocers.

Temenos is a Switzerland-headquartered provider of banking software. The banking industry spends almost $50 billion a year on operating software for functions such as core banking, front office, compliance and fund administration. Presently, only 20% of that spend goes to third-party

Annual Report | March 31, 2022	19

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

software providers. Temenos’s cloud-based solution is a marked improvement on the legacy, proprietary software commonly found in banks, some of which can be 20 or even 30 years old. We believe margin pressures and the need to continue innovating will drive further third-party software adoption by the banking industry. Despite being an industry leader, Temenos has a footprint in only 30% of the global tier-one and tier-two banks, and less than 5% share of wallet of its existing customers.

The COVID-19 environment has made it difficult for Temenos’s banking customers to continue business as usual. Banks have prioritized business continuity and delayed new contract signings and implementations. There are now signs that Temenos’s growth is resuming, growing total software licensing 17% in constant currency in 2021. We believe in the company’s long-term value proposition of providing leading-edge software to banks as they transition more services online.

Additions

In the fiscal year, we added two holdings: Shopify and ASML, in chronological order.

Shopify is a Canada-headquartered, self-described “leading global commerce company, providing trusted tools to start, grow, market and manage a retail business of any size.” The company boasts a merchant customer base of over 1.7 million in more than 175 countries, in an opportunity set of more than 68 million businesses. Shopify offers access to its platform through a subscription-based model at price points based on the current and potential size of the customer’s business. Shopify also offers transaction processing and other needed merchant services to its customers. In 2021, Shopify’s revenue was $4.6 billion, and grew 59% year over year. While that level of growth is not sustainable, we feel the growth runway of e-commerce remains enormous with a global penetration rate of retail sales of just 18%.

ASML is a Netherlands-based producer of equipment used in semiconductor manufacturing. ASML specializes in hardware, software and services for lithography, which is a process of projecting light through a blueprint of the pattern that will be printed in order to make a semiconductor. The light hits a silicon wafer and shows where to etch and make a metallurgical deposition. The company has a monopoly position in leading-edge extreme ultra-violet (EUV) lithography, which is about half of ASML’s total business. The precise optical and movement complexity of this technology limits the likelihood of competition in the foreseeable future. The company’s EUV product has an average selling price of more than €150 million and requires two Boeing 747 planes to transport the equipment to a customer. The previous generation of ASML’s deep ultra-violet (DUV) lithography is selling at record levels and is expected to remain strong, as it is often used in conjunction with EUV. We like ASML’s unusually dominant position in an area that is mission-critical to multiple industries, including consumer applications, communications, automobiles and emerging areas like artificial intelligence. Over the next decade, we expect ASML to have compound annual revenue growth of at least 10-12%, benefiting from a growing end-market of chips in an ever-widening range of applications. Near term, we expect the company to reach €24-30 billion of revenue by 2025 from its estimated €17 billion revenue this year. As recently as 2018, the company viewed €24 billion by 2025 as the high-end scenario. Our current outlook holds market share constant with upside from High NA, the next-generation EUV product. Also, as countries push for “technology sovereignty”, more semiconductor-fabrication plants may be built than market forces might otherwise demand.

Deletions

We eliminated four long-standing holdings. DCC, EssilorLuxottica and Formento Economico Mexicano have lagged in their evolution as the world shifts to fewer brick-and-mortar transactions. We sold Rakuten as we have concerns that it has underinvested in its distribution network.

Firm Update

On July 2, 2021, Brown Capital Management completed a transaction to become a majority owner of Commonwealth Fund Services (CFS), a full-service fund-accounting, transfer-agency and shareholder-services firm in Richmond, Va. On April 1, 2022, CFS became Brown Capital Management Mutual Funds’ (the “Trust”) fund administrator, replacing the third-party fund administrator we have used since 2011. To Brown Capital, the transaction represents an opportunity to benefit mutual fund shareholders, as opposed to a shift in our firm’s overall business strategy. Brown Capital remains a focused asset manager with the mission of generating Exceptional outcomes for investors. We expect CFS to remain an autonomously managed business going forward, serving BCM and other fund families.

Two priorities of our mutual fund shareholders drove our decision to make this investment—pricing and service. We are dedicated to keeping our funds’ expense ratios as low as possible. Our mutual fund assets have grown significantly in the last decade. We believe that owning a trusted administrator with 30 years of experience gives us the ability to better manage fund-administration expenses over the long term, as opposed to being beholden to a third party. Finally, we believe that ownership of our fund administrator better enables us to deliver first-rate service to our shareholders. In all, we believe the transition should be a seamless one for Brown Capital mutual fund investors.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Lastly, Brown Capital made several exciting announcements during the year. Effective Jan. 1, 2022, Eddie Brown assumed the role of Executive Chairman, and handed the role of chief executive officer to Keith Lee. This appointment is the conclusion of a multiyear, deliberate succession plan to maintain the strategic direction of the firm. Keith has been Eddie’s co-leader, advisor and friend since Keith joined the firm in 1991 and has served as President of the firm since 2012. For many years, Keith and Eddie together have led the firm in our mission of generating Exceptional outcomes for investors. Keith retains his titles of President, Chief Investment Officer, and Senior Portfolio Manager on the Small Company Team. Eddie remains actively involved in the overall management of the firm and in the Mid Company strategy, as reflected in his new title of Executive Chairman, which is in addition to his current titles of Founder and Senior Portfolio Manager on the Mid Company Team.

Also in January, we welcomed two new colleagues to the investment team. Edward Zane joined the Mid Company Team as a portfolio manager/analyst. Ed comes to Brown Capital from Gardner Lewis Asset Management, where he was a portfolio manager/research analyst covering companies in the technology, business services, industrials, and consumer sectors. In addition, Niuzhou (Zoey) Zuo joined the International Team, which oversees our growing International Small Company and International Equity strategies, as portfolio manager/analyst. Prior to arriving at the firm, she served as a global equity analyst for Ivy Investments since 2014, first as a global analyst with a consumer focus, and more recently supporting international and emerging market strategies. For a complete list of our announcements, please see our website at www.browncapital.com.

Disclosures

MSCI EAFE Index (Europe, Australia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets the excluding U.S. and Canada.

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.

The S&P 500® includes 500 leading companies and covers approximately 80% of available market capitalization.

MSCI AC World (ex US)-The MSCI All Country World Index excluding the U.S. is a free-float-adjusted Market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Annual Report | March 31, 2022	21

The Brown Capital Management International Equity Fund

March 31, 2022 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2012. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI EAFE Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2022)
						Total

	Average Annual Total Returns				Since	Annual	Net Annual
						Fund	Fund
	1 Year	3 Year	5 Year	10 Year	Inception	Operating	Operating
					5/28/99	Expenses	Expenses
The Brown Capital Management International Equity Fund - Investor Class	-7.68%	6.95%	6.60%	6.98%	4.38%	1.80%	1.26%
The Brown Capital Management International Equity Fund - Institutional Class	-7.42%	7.21%	6.87%	7.20%	4.48%	1.55%	1.01%
MSCI EAFE® Index	1.65%	8.29%	7.23%	6.77%	4.97%
Morningstar Foreign Large Growth Category	-7.66%	9.39%	8.95%	7.28%	5.74%
IEF-Investor Percentile Ranking vs Total Funds in M-Star Foreign Large Growth Category	65/452	81/387	87/337	56/223	N/A
IEF-Institutional Percentile Ranking vs Total Funds in M-Star Foreign Large Growth Category	62/452	78/387	83/337	44/223	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated June 22, 2021. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management International Equity Fund

March 31, 2022 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2022	23

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 97.02%
	Argentina - 2.72%
1,571	MercadoLibre, Inc.(a)	$1,868,673

	Australia - 9.14%
7,117	Atlassian Corp. PLC - Class A(a)	2,091,188
15,273	Cochlear, Ltd.	2,575,253
15,952	REA Group, Ltd.	1,617,092
		6,283,533
	Canada - 4.84%
31,208	Descartes Systems Group, Inc.(a)	2,284,901
1,542	Shopify, Inc. - Class A(a)	1,042,330
		3,327,231
	Denmark - 8.77%
28,250	Chr Hansen Holding A/S	2,086,788
24,950	Novo Nordisk A/S - Class B	2,778,819
15,667	SimCorp A/S	1,157,999
		6,023,606
	France - 4.25%
41,989	Dassault Systemes SE	2,077,038
6,709	Ipsen SA	840,898
		2,917,936
	Germany - 7.59%
17,871	Carl Zeiss Meditec AG	2,905,187
1,722	Rational AG	1,194,418
9,952	SAP SE	1,113,276
		5,212,881
	Hong Kong - 2.53%
559,146	Kingdee International Software Group Co., Ltd.(a)	1,243,451
153,443	Kingsoft Corp., Ltd.	497,549
		1,741,000
	Ireland - 6.03%
9,589	Flutter Entertainment PLC(a)	1,113,828
12,455	ICON PLC(a)	3,029,305
		4,143,133
	Israel - 3.85%
7,326	Check Point Software Technologies, Ltd.(a)	1,012,893
9,687	CyberArk Software, Ltd.(a)	1,634,681
		2,647,574
	Italy - 1.64%
48,109	Azimut Holding SpA	1,124,557

	Japan - 10.29%
105,700	CyberAgent, Inc.	1,324,940
10,700	GMO Payment Gateway, Inc.	1,105,684
55,300	Kakaku.com, Inc.	1,252,359
30,800	M3, Inc.	1,130,649

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The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 97.02% (continued)
	Japan - 10.29% (continued)
104,400	MonotaRO Co., Ltd.	$2,258,827
		7,072,459
	Netherlands - 4.31%
1,311	ASML Holding NV	884,684
19,457	Wolters Kluwer NV	2,078,828
		2,963,512
	New Zealand - 1.36%
12,176	Xero, Ltd.(a)	936,188

	Spain - 2.41%
90,757	Grifols SA	1,654,600

	Switzerland - 14.72%
160	Chocoladefabriken Lindt & Spruengli AG	1,908,122
637	Givaudan SA	2,638,168
1,415	Partners Group Holding AG	1,766,357
3,920	Tecan Group AG	1,561,128
23,239	Temenos AG	2,238,267
		10,112,042
	United Kingdom - 12.57%
94,477	Abcam PLC(a)	1,718,914
275,357	AJ Bell PLC	1,099,634
41,845	Diageo PLC	2,123,748
97,300	Ocado Group PLC(a)	1,496,746
70,263	RELX PLC	2,199,526
		8,638,568

Total Common Stocks (Cost $58,480,306)		66,667,493

SHORT TERM INVESTMENTS - 2.78%
1,914,988	First American Treasury Obligations Fund, 0.22%(b)	1,914,988

Total Short Term Investments (Cost $1,914,988)		1,914,988

Total Value of Investments (Cost $60,395,294) - 99.80%		68,582,481
Other Assets in Excess of Liabilities - 0.20%		134,454
Net Assets - 100.00%		$68,716,935

(a)	Non-income producing investment.

(b)	Represents 7 day effective yield at March 31, 2022.

See Notes to Financial Statements.

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The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2022

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Communication Services	6.82%	$4,691,940
Consumer Discretionary	4.34%	2,982,501
Consumer Staples	8.05%	5,528,616
Financials	5.81%	3,990,548
Health Care	26.48%	18,194,753
Industrials	11.25%	7,731,599
Information Technology	27.39%	18,822,580
Materials	6.88%	4,724,956
Short Term Investments	2.78%	1,914,988
Other Assets in Excess of Liabilities	0.20%	134,454
Total	100.00%	$68,716,935

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

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The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

This fiscal year packed a decade’s worth of events into just 12 months. The world saw supply-chain disruptions and shortages exacerbated by the prolonged COVID-19 pandemic, deflation/inflation swings, unprecedented easing from central banks in major developed countries followed by plans of rapid tightening, as well as geopolitical conflicts, including a hot war in Ukraine. One example of extreme volatility is oil prices, which rose to $139 per barrel for Brent crude oil contracts in March 2022, a near-high over the 161 years of available data according to Goldman Sachs, after hitting a record low of $9 less than two years ago.

These macro factors hurt the performance of the International Small Company Fund this year, as did company-specific headwinds we will detail in the Detractors section below. The International Small Company Fund’s Investor shares returned -7.30% for the fiscal year ended March 31, 2022, underperforming the MSCI All Country World Index (ACWI) ex-US Small Cap index by 7.74 percentage points. Although we remain focused on the International Small Company Fund’s longer-term performance instead of quarterly or even annual performance, we do note that the annual performance is a tale of two parts. Three consecutive quarters of outperformance were more than erased by the March 2022 quarter’s severe underperformance, when many of the aforementioned macro events sent equity markets into a tailspin.

Inflation and rising interest rates disproportionately hurt the valuations of higher-growth companies, all else being equal, compared to slower-growth companies. That is because for high-growth companies, their cash flows are more heavily weighted toward future years, leading to lower present values when using a higher discount rate (because of higher interest rates) in the discounted cash flow method. An imperfect illustration of this phenomenon is the underperformance of growth portfolios vs. value portfolios. In the March 2022 quarter, the MSCI ACWI ex-US Small Cap Growth index underperformed the MSCI ACWI ex-US Small Cap Value index by a whopping 7.71 percentage points. This type of rapid stock market rotation often creates dislocations between fundamentals and stock prices. For example, in January 2022 alone, the International Small Company Fund declined more than 16%, but there was very little fundamental news about our companies. Just two of our 42 portfolio holdings reported full-year or quarterly results in the month, with another 11 reporting only revenues. The bottom line is, while this fiscal year’s performance was not a satisfactory one for the International Team, we are as excited as ever about the Exceptional Growth Companies (EGCs) in our portfolio from a fundamental standpoint.

To protect and grow clients’ wealth in an environment where extreme conditions are increasingly normal, some asset managers focus their efforts on predicting macro events and positioning portfolios accordingly. We think this is very difficult to do consistently, and we would be the first to admit that forecasting macro variables is not something we are good at. Instead, we believe it is more effective for us to focus on our strengths: finding and building portfolios of EGCs whose growth can compound over years and decades. Among other characteristics, EGCs are mission-critical to their customers, offering transactions of mutual benefit. They have large and growing end markets and profitability (or the prospects of it) to sustain growth on their own without outside infusions of capital. These and other qualities of EGCs often afford them the resilience to endure difficult macro environments and emerge stronger while their competitors struggle.

Although we do not try to forecast macro events as part of our process, we do continuously incorporate new information into our fundamental thinking and risk assessment of the EGCs we hold. For example, during the year we stress tested our portfolio, company by company, through the lens of inflation both in terms of labor expenses and physical materials. As a result, we are confident that our companies should largely be able to pass along cost increases in labor and to a lesser extent materials—though there may be some lag, depending on the nature of contracts or arrangements with customers. The point is, the mission-critical nature of the EGCs we invest in makes their products and services indispensable, hard to replicate and, thus difficult to substitute, giving our companies pricing power.

An example of the pricing-power attribute of EGCs is Rightmove, a real estate portal in the U.K. somewhat akin to Zillow in the U.S. Rightmove generates revenue from subscription fees paid by real estate agents. Rightmove has nearly 100% of the market’s new listings on its platform (note that the U.K. does not have a multiple listing service or MLS like in the U.S.) and around 90% of market share. The gigantic network effect of bringing buyers, sellers and agents together creates mutual benefits for all parties. This, in turn, allows Rightmove to consistently raise prices and upgrade real estate agents to higher-level subscriptions with additional features in order to pass along rising personnel expenses at Rightmove.

As part of the aforementioned stress test, we also looked at the International Small Company Fund from the bottom up to gauge the impact of rising interest rates. We are confident that our EGCs’ profitability allows them to self-fund sustainable expansion into new geographies or new products, instead of relying upon a capital-market environment that has been particularly accommodative the last two years, thanks to massive monetary stimulus in response to the pandemic. The portfolio in aggregate is net cash positive, decreasing any likelihood of our holdings suffering from increased debt-servicing burdens.

A third prominent issue during the fiscal year was global supply-chain disruption. To wit, 77.8% of earnings call transcripts from S&P 500 corporations mentioned the term “supply chain” in the December 2021 quarter, compared to an average of 32.3% in 2019. Given how intertwined supply “webs” have become in the last few decades, this issue is global in nature. About one third of the companies in the International Small Company Fund make physical goods, ranging from fragrances to disposable endoscopes. The other two thirds provide services such as software or real estate advertising. As such, we believe the International Small Company Fund has non-zero but manageable exposure to supply-chain disruptions, and that capable management teams, another key attribute of EGCs, should be able to navigate the issue with agility. Furthermore,

Annual Report | March 31, 2022	27

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

portfolio companies Descartes Systems, Kinaxis and Wisetech directly provide industry-leading solutions to address supply-chain issues. While these three companies are long-standing holdings that often enjoy robust demand, the current spotlight on supply chains has increased interest in their offerings.

Lastly, we are saddened by the situation in Ukraine. As part of our EGC framework, we have long sought to avoid investing in countries where the rule of law is not respected. As a result, the fund has zero direct exposure and an immaterial indirect exposure to Russia (and Ukraine, for that matter) concerning revenues, operations and employees. Even though Russia accounts for less than 2% of the world’s GDP (less than Texas), we are keeping an eye on the conflict’s ripple effects on energy, food and global economic growth.

The bottom line is that we are living in a world of extreme macro swings. We do not pretend we can forecast them nor do we blindly hope these issues are transient. Instead, we remain steadfast in our belief that our approach to EGC investing should create value for our investors over the long run.

Performance: Contributors

Among the contributors to performance for the fiscal year ended March 31, 2022, were Lectra and Vectura.

Lectra is a French company that manufactures and distributes computer systems that automate the cutting of fabrics used in higher-value applications such as car seats, fashion garments and furniture. The company’s software and hardware are at the forefront of the shift toward automating fabric cutting. In 2017, Lectra launched its “Industry 4.0” strategy, which it believes will define high-end fabric cutting into 2030 by bringing technology and cutting techniques closer together. Industry 4.0 continues to gain momentum; the number of customers within the company’s Industry 4.0 classification rose rapidly from 270 at the end of 2020 to around 500 at the end of 2021.

Lectra has made several investments over time to be in its leading position. During the early days of COVID-19, Lectra offered to buy one of its biggest rivals, Gerber, about which we commented, “This investment and others like it have immediate effects such as increased revenues and earnings but the longer-term effects will only be appreciated later through a stronger, more defensible market presence.” These longer-term effects have begun to manifest themselves, as the company reported strong growth of 64% at actual exchange rates for calendar year 2021, and raised expectations for longer-term growth. Lectra reported early integration successes though full synergies are not expected until 2023-24. Large investments take patience and we remain positive on the combination of Lectra and Gerber.

Vectura is a British company that develops inhaled therapies for the treatment of respiratory diseases. The company’s business model consists of collaborations and license agreements with companies with potential proprietary drugs and with generic drugmakers. Additionally, the company invests its R&D capital on research into inhaled delivery systems and possible compounds that work with Vectura’s delivery systems. Vectura’s dry powder inhaler (DPI) technology is a differentiator in that inhalation is simply different from oral delivery, and even the manufacture of the inhalation device is not easily replicable.

Vectura became a company of interest to large and specialty pharma companies that focus on the asthma and chronic obstructive pulmonary disease (COPD) markets. In September 2021, Vectura was acquired by Philip Morris International (PMI), who was attracted to Vectura’s strategic value in inhalation science and therapies, as part of PMI’s target of a $1 billion net revenue in Beyond Nicotine sources.

Performance: Detractors

Among the detractors to performance for the fiscal year ended March 31, 2022, were Ambu and Pushpay.

Ambu is a Danish medical-products company that directly sells name-brand products for use in anesthesia, emergency care and patient monitoring. Ambu is a leading company in one of the fastest-growing segments of medical technology: disposable endoscopes. With the success of Ambu’s single-use bronchoscope, the aScope, the company has developed expertise in designing, manufacturing and selling disposable scopes. The global disposable-endoscopy market is projected to grow 27% per year to $2.75 billion by 2025, driven by customers’ needs for lower risk of cross- contamination from endoscopes and lower total cost of ownership.

During the company’s earnings call in August 2021, investors learned that a duodenoscope trial had been suspended, with Ambu planning to make product-design changes before resuming the trial. The excitement in the marketplace around this trial was the opportunity for the company to enter the gastro-intestinal segment of the endoscopy market, which comprises more than 70% of the total addressable market (TAM) of 100 million procedures. Additionally, more industry participants are planning to launch competing single-use products in bronchoscopy, Ambu’s legacy market. Given the secular trends toward single-use scopes, we continue to like Ambu’s growth opportunity, but will monitor these developments closely.

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The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Pushpay, a New Zealand-based company, provides donor- and administrative-management systems to churches. The donor-management system enables churches to accept donations through an online platform, automatically recurring donations and credit cards. The church-management system, called Church Community Builder, is a platform that churches use for many reasons: to connect and communicate with their community members; to record member-service history; to keep track of online giving; and to perform a range of administrative functions.

In November 2021, Pushpay reported a disappointing 9% increase in revenue for the fiscal first half ending Sept. 30, 2021. The company also announced its acquisition of Resi Media, an industry-leading video-streaming platform, which broadens Pushpay’s offering to its customer base. Through the pandemic, selling and implementing donor-management and church-management systems to new customers have been challenging because they require face-to-face interaction. Although the customer count of 14,095 for the six-month period represented 29% growth, most of this came through the Resi Media acquisition. The value of mobile and online giving options has become clear during the pandemic, and with roughly 300,000 churches in the company’s target market, we expect new-customer growth to resume and cross-selling to grow average revenue per customer. We think that Pushpay is an EGC because it provides a mission-critical service with a recurring-revenue model.

New Additions

We added four companies during the fiscal year: Hemnet, YouGov, Sectra and Pro Medicus, in chronological order.

Hemnet is a Sweden-headquartered online property-listing platform with a market share of roughly 90%. The company was formed in 1998 by real estate agents and later transitioned into an independent company focusing on products and technology to help agents. We believe Hemnet is one of the most dominant online property-listing platforms in the world, with more than 12 times the revenue of its nearest competitor. The company generated highly recurring revenue of SEK 544.1 million ($59.3 million) in 2020 with a 20%-plus operating margin. Hemnet is early in its journey of introducing and capitalizing on new products and services in the SEK 3-billion market, which should drive mid-teens revenue growth. We believe these new products should also push margins higher through greater scale across the platform. Hemnet is analogous to two other holdings in our strategy, Rightmove in the U.K. and REA Group in Australia, but earlier in its development and growth potential.

YouGov is a U.K. company that helps its customers understand why people do what they do. It taps into eight million panelists to help companies understand perceptions of their brands and products. For example, should Ford wonder if it should offer the F-150 truck in teal, YouGov could quickly test its panelists to find out. The company is transitioning from custom consulting projects to data-driven subscription products that can provide rapid responses to questions. The data products now represent about two-thirds of the business, and are faster growing, higher margin and more recurring than the consulting business. Over time, this mix shift should lead to stronger overall margins.

Sectra, based in Sweden, is a leader in providing picture archiving and communication systems (PACS systems) to hospitals around the world. PACS quickly and easily archive and retrieve medical images. Hospitals are challenged by the rapid growth of medical data, which now exceeds 2,300 exabytes (billion gigabytes) and grew at a 48% annual rate from 2013 to 2020, most of which is image data. Sectra’s modular architecture offers a smooth onboarding experience for IT departments, while its efficiency saves tremendous amounts of time for physicians. Sectra’s PACS is replacing legacy systems from companies like GE and Philips, with notable institutions like Stanford’s Lucile Packard Children’s Hospital adopting the product.

Pro Medicus is an Australia-based company that provides a middle layer of software to stream medical images to physicians on viewers in a fast and user-friendly way. Visage, the company’s primary product, is able to download only the relevant part of a medical image file, saving time and bandwidth. With this functionality, Pro Medicus has developed a blue-chip customer list of top hospitals in the U.S., accounting for about 75% of revenue and contributing to the 24% compound annual revenue growth over the last five years. These relationships are also the basis for an expanding set of services in radiology, cloud storage and artificial intelligence for reading images. Although the company is small in both revenue ($49 million for the fiscal year ending June 2021) and employee count (about 90), Pro Medicus has a recurring-revenue model based on per-image-view charges that we think make it an EGC.

Deletions

During the fiscal year, GW Pharmaceuticals was purchased by Jazz Pharmaceuticals. We received both cash and shares of Jazz Pharmaceuticals in exchange for our GW Pharmaceuticals position. We eliminated the small Jazz Pharmaceuticals position as well. In addition, Immunodiagnostic Systems was acquired by PerkinElmer and Vectura was purchased by Philip Morris.

Annual Report | March 31, 2022	29

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2022 (Unaudited)

Firm Update

On July 2, 2021, Brown Capital Management completed a transaction to become a majority owner of Commonwealth Fund Services (CFS), a full-service fund-accounting, transfer-agency and shareholder-services firm in Richmond, Va. On April 1, 2022, CFS became Brown Capital Management Mutual Funds’ (the “Trust”) fund administrator, replacing the third-party fund administrator we have used since 2011. To Brown Capital, the transaction represents an opportunity to benefit mutual fund shareholders, as opposed to a shift in our firm’s overall business strategy. Brown Capital remains a focused asset manager with the mission of generating Exceptional outcomes for investors. We expect CFS to remain an autonomously managed business going forward, serving BCM and other fund families.

Two priorities of our mutual fund shareholders drove our decision to make this investment—pricing and service. We are dedicated to keeping our funds’ expense ratios as low as possible. Our mutual fund assets have grown significantly in the last decade. We believe that owning a trusted administrator with 30 years of experience gives us the ability to better manage fund-administration expenses over the long term, as opposed to being beholden to a third party. Finally, we believe that ownership of our fund administrator better enables us to deliver first-rate service to our shareholders. In all, we believe the transition should be a seamless one for Brown Capital mutual fund investors.

Lastly, Brown Capital made several exciting announcements during the year. Effective Jan. 1, 2022, Eddie Brown assumed the role of Executive Chairman, and handed the role of chief executive officer to Keith Lee. This appointment is the conclusion of a multiyear, deliberate succession plan to maintain the strategic direction of the firm. Keith has been Eddie’s co-leader, advisor and friend since Keith joined the firm in 1991 and has served as President of the firm since 2012. For many years, Keith and Eddie together have led the firm in our mission of generating Exceptional outcomes for investors. Keith retains his titles of President, Chief Investment Officer, and Senior Portfolio Manager on the Small Company Team. Eddie remains actively involved in the overall management of the firm and in the Mid Company strategy, as reflected in his new title of Executive Chairman, which is in addition to his current titles of Founder and Senior Portfolio Manager on the Mid Company Team.

Also in January, we welcomed two new colleagues to the investment team. Edward Zane joined the Mid Company Team as a portfolio manager/analyst. Ed comes to Brown Capital from Gardner Lewis Asset Management, where he was a portfolio manager/research analyst covering companies in the technology, business services, industrials, and consumer sectors. In addition, Niuzhou (Zoey) Zuo joined the International Team, which oversees our growing International Small Company and International Equity strategies, as portfolio manager/analyst. Prior to arriving at the firm, she served as a global equity analyst for Ivy Investments since 2014, first as a global analyst with a consumer focus, and more recently supporting international and emerging market strategies. For a complete list of our announcements, please see our website at www.browncapital.com.

Thank you for your continued support of Brown Capital Management.

Disclosures

MSCI All Country World ex US Small Cap Index is a free float-adjusted market capitulation weighted index that is designed to measure the equity market performance of small capitalization developed and emerging Markets, excluding the US. This Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 4,226 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

The MSCI ACWI ex USA Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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The Brown Capital Management International Small Company Fund

March 31, 2022 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2022)

	Average Annual Total Returns			Since	Total Annual
				Inception	Fund Operating
	1 Year	3 Year	5 Year	9/30/15	Expenses
The Brown Capital Management International Small Company Fund - Investor Class	-7.30%	11.86%	15.07%	14.48%	1.33%
The Brown Capital Management International Small Company Fund - Institutional Class	-7.11%	12.14%	15.35%	14.77%	1.08%
MSCI All Country World ex USA Small Cap Index	0.44%	10.66%	8.30%	9.29%
Morningstar Foreign Small/Mid Growth Category	-8.06%	9.07%	8.49%	8.66%
ISCF-Investor Percentile ranking vs. Total Funds in M-Star Foreign Small/Mid Growth Category	50/134	29/129	3/115	N/A
ISCF-Institutional Percentile ranking vs. Total Funds in M-Star Foreign Small/Mid Growth Category	49/134	26/129	2/115	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated June 22, 2021. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management International Small Company Fund

March 31, 2022 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 4,226 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

Morningstar Foreign Small/Mid Growth Category – Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 96.86%
	Australia - 7.59%
194,889	Pro Medicus, Ltd.	$7,144,491
1,119,666	REA Group, Ltd.	113,503,213
2,312,874	WiseTech Global, Ltd.	88,405,522
		209,053,226
	Austria - 0.39%
197,055	Schoeller-Bleckmann Oilfield Equipment AG	10,648,970

	Canada - 9.80%
2,068,040	Descartes Systems Group, Inc.(a)	151,411,992
906,896	Kinaxis, Inc.(a)	118,694,815
		270,106,807
	Denmark - 4.88%
3,944,757	Ambu A/S - Class B	58,665,948
1,946,857	NNIT A/S(b)	27,563,657
651,544	SimCorp A/S	48,157,726
		134,387,331
	France - 14.93%
2,380,306	Albioma SA(b)	116,125,333
271,423	Esker SA	51,164,864
2,033,835	Interparfums SA	122,846,829
2,544,810	Lectra(b)	121,335,595
		411,472,621
	Germany - 11.30%
3,904,733	Evotec SE(a)	118,357,967
1,569,189	Nexus AG(b)	94,087,111
883,354	STRATEC SE(b)	98,894,214
		311,339,292
	Hong Kong - 1.61%
20,013,000	Kingdee International Software Group Co., Ltd.(a)	44,505,695

	India - 1.44%
912,942	CRISIL, Ltd.	39,737,525

	Ireland - 0.84%
198,179	Flutter Entertainment PLC(a)	23,019,852

	Israel - 4.73%
773,158	CyberArk Software, Ltd.(a)	130,470,412

	Italy - 1.91%
2,252,166	Azimut Holding SpA	52,644,801

	Japan - 10.45%
389,800	GMO Payment Gateway, Inc.	40,279,974
2,540,814	Hiday Hidaka Corp.(b)	37,421,386
2,287,800	Kakaku.com, Inc.	51,810,946
750,500	M3, Inc.	27,550,390

Annual Report | March 31, 2022	33

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2022

Shares		Value (Note 1)
COMMON STOCKS - 96.86% (continued)
	Japan - 10.45% (continued)
2,146,803	SMS Co., Ltd.	$59,868,541
547,747	Software Service, Inc.(b)	28,120,739
1,900,400	Towa Pharmaceutical Co., Ltd.	42,897,151
		287,949,127
	New Zealand - 1.53%
53,270,042	Pushpay Holdings, Ltd.(a)	42,087,357

	Sweden - 4.92%
3,266,954	Hemnet Group AB	49,374,007
522,942	MIPS AB	48,943,776
2,417,211	Sectra AB	37,200,123
		135,517,906
	Switzerland - 2.12%
46,822	Partners Group Holding AG	58,448,327

	United Kingdom - 18.42%
5,711,974	Abcam PLC(a)	103,923,651
13,215,478	AJ Bell PLC	52,775,804
2,312,690	Dechra Pharmaceuticals PLC	123,223,565
3,247,810	PayPoint PLC	24,830,874
1,858,664	Playtech PLC(a)	14,454,431
5,938,083	Rightmove PLC	49,361,816
2,426,709	Victrex PLC	58,337,416
1,815,564	Vitec Group PLC	32,197,617
2,687,933	YouGov PLC	48,374,602
		507,479,776

Total Common Stocks (Cost $2,545,927,136)		2,668,869,025

SHORT TERM INVESTMENTS - 2.82%
77,672,844	First American Treasury Obligations Fund, 0.22%(c)	77,672,844

Total Short Term Investments (Cost $77,672,844)		77,672,844

Total Value of Investments (Cost $2,623,599,980) - 99.68%		2,746,541,869
Other Assets in Excess of Liabilities - 0.32%		8,949,404
Net Assets - 100.00%		$2,755,491,273

(a)	Non-income producing investment.

(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.

(c)	Represents 7 day effective yield at March 31, 2022.

See Notes to Financial Statements.

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The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2022

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	25.77%	$710,002,095
Consumer Related	10.13%	278,883,891
Industrial Products & Systems	6.91%	190,321,981
Information/Knowledge Management	30.02%	827,573,229
Medical/Health Care	15.35%	422,738,931
Miscellaneous	8.68%	239,348,898
Short Term Investments	2.82%	77,672,844
Other Assets in Excess of Liabilities	0.32%	8,949,404
Total	100.00%	$2,755,491,273

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2022	35

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2022

	Small Company Fund	Mid Company Fund	International Equity Fund		International Small Company Fund
Assets:
Unaffiliated Investments, at cost	$1,668,210,515	$30,664,242	$60,395,294		$2,154,481,749
Affiliated Investments, at cost	1,319,353,922	—	—		469,118,231
Unaffiliated Investments, at value (Note 1)	$3,976,143,636	$47,727,500	$68,582,481		$2,222,993,834
Affiliated Investments, at value (Note 1)	1,382,469,892	—	—		523,548,035
Total Investments, at value (Note 1)	$5,358,613,528	$47,727,500	$68,582,481		$2,746,541,869
Foreign Cash, at value	—	—	1,652	*	—	**
Receivables:
Fund shares sold	4,431,834	—	251		11,423,035
Dividends, interest and reclaims, at value	11,558	5,318	211,385	*	2,775,648	**
Prepaid expenses	42,476	17,963	14,247		27,428
Total Assets	5,363,099,396	47,750,781	68,810,016		2,760,767,980
Liabilities:
Payables:
Fund shares redeemed	4,608,904	20	9		639,951
Foreign Capital Gains Tax	—	—	—		1,789,297
Accrued expenses:
Advisory fees	4,382,260	2,503	22,910		2,282,569
Administration fees	33,253	4,215	4,948		14,000
Trustees’ fees	15,937	15,937	15,937		15,937
Custody fees	191,934	3,242	17,171		392,003
Transfer agent fees	287,444	19,086	18,527		40,530
12b-1 fees - Investor Class	239,161	2,634	540		41,051
Legal and audit fees	10,932	9,432	9,432		9,432
Printing fees	146,734	330	1,015		14,416
Other expenses	1,759	2,015	2,592		37,521	**
Total Liabilities	9,918,318	59,414	93,081		5,276,707
Net Assets	$5,353,181,078	$47,691,367	$68,716,935		$2,755,491,273
Net Assets Consist of:
Paid-in capital	$2,657,505,978	$28,699,874	$59,979,691		$2,648,475,394
Total distributable earnings (deficit)	2,695,675,100	18,991,493	8,737,244		107,015,879
Net Assets	$5,353,181,078	$47,691,367	$68,716,935		$2,755,491,273

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$99.97	$16.13	$16.06	(a)	$22.05	(a)
Net Assets	$1,449,534,985	$12,853,948	$2,617,857		$195,056,507
Shares Outstanding, no par value (unlimited shares authorized)	14,499,070	796,995	162,985		8,846,819
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$103.07	$17.08	$16.18	(a)	$22.43	(a)
Net Assets	$3,903,646,093	$34,837,419	$66,099,078		$2,560,434,766
Shares Outstanding, no par value (unlimited shares authorized)	37,875,445	2,039,694	4,084,423		114,134,325

See Notes to Financial Statements.

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The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2022

*	At Cost; $1,731 for Foreign Cash and $210,937 for dividends and reclaims.

**	At Cost; $(12,209) for Foreign Cash and $2,784,704 for dividends and reclaims.

(a)	Redemption price per share may be reduced for any applicable redemption fees. For a description of the possible redemption fees, please see Note 1.

See Notes to Financial Statements.

Annual Report | March 31, 2022	37

The Brown Capital Management Mutual Funds

Statements of Operations	For the Year Ended March 31, 2022

	Small Company Fund	Mid Company Fund	International Equity Fund	International Small Company Fund
Investment Income:
Dividends	$2,585,288	$129,119	$684,055	$18,641,996
Dividends from affiliated investments	531,034	—	—	12,637,460
Foreign taxes withheld	—	—	(71,948)	(2,151,294)
Total Investment Income	3,116,322	129,119	612,107	29,128,162

Expenses:
Advisory fees (Note 2)	65,347,423	395,185	672,232	26,655,468
Administration fees (Note 2)	350,852	11,832	16,657	117,701
Transfer agent fees (Note 2)	1,603,388	53,136	50,127	172,364
Custody fees	377,893	6,617	37,199	681,763
Registration fees	111,579	48,544	48,238	89,218
12b-1 Fees - Investor Class (Note 2)	3,766,546	36,932	8,398	536,607
Legal fees (Note 2)	54,391	54,391	54,391	54,391
Audit and tax preparation fees	16,500	15,000	15,000	15,000
Trustees’ fees and expenses (Note 2)	80,437	80,437	80,437	80,477
Compliance services fees (Note 2)	13,500	13,500	13,500	13,500
Printing fees	615,469	2,375	3,842	49,388
Other expenses	60,010	6,532	6,098	35,916
Total Expenses	72,397,988	724,481	1,006,119	28,501,793
Expenses waived by Advisor - Investor Class (Note 2)	—	(59,741)	(11,136)	—
Expenses waived by Advisor - Institutional Class (Note 2)	—	(153,478)	(239,540)	—
Net Expenses	72,397,988	511,262	755,443	28,501,793
Net Investment Income/(Loss)	(69,281,666)	(382,143)	(143,336)	626,369
Realized and Unrealized Gain/(Loss) on:
Net realized gain from investments	670,921,727	2,715,432	921,087	28,551,486
Net realized gain from affiliated investments	116,845,245	—	—	31,006,903
Net realized loss from foreign currency transactions	—	—	(7,889)	(1,039,068)
Net change in unrealized appreciation/(depreciation) of investments	(635,368,224)	(4,822,278)	(7,041,742)	(300,036,237)
Net change in unrealized appreciation/(depreciation) of affiliated investments	(869,647,980)	—	—	(37,581,178)
Net change in unrealized appreciation/(depreciation) of foreign currency translations	—	—	(2,226)	(6,549)
Net change in unrealized foreign capital gains tax	—	—	—	(1,535,770)
Net Realized and Unrealized Loss on Investments and Foreign Currencies	(717,249,232)	(2,106,846)	(6,130,770)	(280,640,413)
Net Decrease in Net Assets Resulting From Operations	$(786,530,898)	$(2,488,989)	$(6,274,106)	$(280,014,044)

See Notes to Financial Statements.

38	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
Operations:
Net investment loss	$(69,281,666)	$(56,597,350)	$(382,143)	$(229,418)
Net realized gain from investments	787,766,972	512,792,601	2,715,432	1,596,940
Net change in unrealized appreciation/(depreciation) of investments	(1,505,016,204)	2,277,012,407	(4,822,278)	16,673,776
Net Increase/(Decrease) in Net Assets Resulting from Operations	(786,530,898)	2,733,207,658	(2,488,989)	18,041,298
Distributions to Shareholders: (Note 4)
Investor	(158,444,003)	(168,282,387)	(395,334)	(350,475)
Institutional	(395,673,002)	(340,087,953)	(980,247)	(765,716)
Net Decrease in Net Assets from Distributions	(554,117,005)	(508,370,340)	(1,375,581)	(1,116,191)
Capital Share Transactions:
Shares sold
Investor	170,211,280	360,505,358	1,381,185	3,249,979
Institutional	916,374,351	1,204,776,153	9,090,037	4,400,334
Reinvested dividends and distributions
Investor	152,196,214	162,787,139	392,941	348,600
Institutional	373,703,767	323,107,850	977,676	764,223
Shares redeemed
Investor	(645,052,738)	(915,864,440)	(1,840,956)	(2,189,078)
Institutional	(1,201,229,496)	(910,052,299)	(2,033,564)	(4,027,870)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(233,796,622)	225,259,761	7,967,319	2,546,188
Net Increase/(Decrease) in Net Assets	(1,574,444,525)	2,450,097,079	4,102,749	19,471,295
Net Assets:
Beginning of Year	6,927,625,603	4,477,528,524	43,588,618	24,117,323
End of Year	$5,353,181,078	$6,927,625,603	$47,691,367	$43,588,618

See Notes to Financial Statements.

Annual Report | March 31, 2022	39

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
Share Information:
Investor Class:
Shares sold	1,450,439	2,989,503	73,463	205,560
Reinvested distributions	1,355,869	1,292,782	20,551	20,924
Shares redeemed	(5,446,664)	(7,716,920)	(99,934)	(138,892)
Net Increase/(Decrease) in Capital Shares	(2,640,356)	(3,434,635)	(5,920)	87,592
Shares Outstanding, Beginning of Year	17,139,426	20,574,061	802,915	715,323
Shares Outstanding, End of Year	14,499,070	17,139,426	796,995	802,915
Share Information:
Institutional Class:
Shares sold	7,616,494	9,863,728	475,129	306,759
Reinvested distributions	3,231,333	2,501,803	48,328	43,521
Shares redeemed	(10,201,921)	(7,318,442)	(100,413)	(234,081)
Net Increase in Capital Shares	645,906	5,047,089	423,044	116,199
Shares Outstanding, Beginning of Year	37,229,539	32,182,450	1,616,650	1,500,451
Shares Outstanding, End of Year	37,875,445	37,229,539	2,039,694	1,616,650

See Notes to Financial Statements.

40	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
Operations:
Net investment income/(loss)	$(143,336)	$(78,621)	$626,369	$(6,409,488)
Net realized gain from investments and foreign currency transactions	913,198	1,884,766	58,519,321	88,573,271
Net change in unrealized appreciation/(depreciation) of investments and foreign currency transactions	(7,043,968)	9,814,620	(339,159,734)	537,407,278
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,274,106)	11,620,765	(280,014,044)	619,571,061
Distributions to Shareholders: (Note 4)
Investor	(21,851)	(107,359)	(11,495,488)	(1,038,050)
Institutional	(492,247)	(1,386,322)	(128,556,461)	(12,661,066)
Net Decrease in Net Assets from Distributions	(514,098)	(1,493,681)	(140,051,949)	(13,699,116)
Capital Share Transactions:
Shares sold
Investor	1,257,430	1,500,927	105,224,962	117,941,358
Institutional	13,198,714	26,640,428	1,196,230,799	812,114,128
Reinvested dividends and distributions
Investor	18,714	64,852	10,946,913	998,275
Institutional	443,201	1,210,392	113,907,015	10,858,788
Shares redeemed, net of redemption fees (Note 1)
Investor	(2,062,643)	(1,125,239)	(60,715,152)	(39,442,046)
Institutional	(2,527,191)	(1,556,425)	(285,031,574)	(157,324,887)
Net Increase in Net Assets Resulting from Capital Share Transactions	10,328,225	26,734,935	1,080,562,963	745,145,616
Net Increase in Net Assets	3,540,021	36,862,019	660,496,970	1,351,017,561
Net Assets:
Beginning of Year	65,176,914	28,314,895	2,094,994,303	743,976,742
End of Year	$68,716,935	$65,176,914	$2,755,491,273	$2,094,994,303

See Notes to Financial Statements.

Annual Report | March 31, 2022	41

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2022	March 31, 2021	March 31, 2022	March 31, 2021
Share Information:
Investor Class:
Shares sold	66,579	89,341	3,963,378	5,109,693
Reinvested distributions	998	3,753	412,313	42,157
Shares redeemed	(110,967)	(69,545)	(2,383,908)	(1,721,303)
Net Increase/(Decrease) in Capital Shares	(43,390)	23,549	1,991,783	3,430,547
Shares Outstanding, Beginning of Year	206,375	182,826	6,855,036	3,424,489
Shares Outstanding, End of Year	162,985	206,375	8,846,819	6,855,036
Share Information:
Institutional Class:
Shares sold	700,480	1,504,182	45,172,712	35,698,765
Reinvested distributions	23,479	69,763	4,220,341	452,450
Shares redeemed	(138,697)	(93,927)	(11,022,881)	(6,862,417)
Net Increase in Capital Shares	585,262	1,480,018	38,370,172	29,288,798
Shares Outstanding, Beginning of Year	3,499,161	2,019,143	75,764,153	46,475,355
Shares Outstanding, End of Year	4,084,423	3,499,161	114,134,325	75,764,153

See Notes to Financial Statements.

42	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$125.17	$83.73	$99.54	$95.37	$79.90
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(1.45)	(1.22)	(1.07)	(0.99)	(0.88)
Net Realized and Unrealized Gain/(Loss) on Investments	(12.90)	52.60	(6.21)	10.86	21.65
Total from Investment Operations	(14.35)	51.38	(7.28)	9.87	20.77
Less Distributions:
Distributions (from capital gains)	(10.85)	(9.94)	(8.53)	(5.70)	(5.30)
Total Distributions	(10.85)	(9.94)	(8.53)	(5.70)	(5.30)
Net Asset Value, End of Year	$99.97	$125.17	$83.73	$99.54	$95.37

Total Return(b)	(12.41%)	61.30%	(8.55%)	11.05%	26.54%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,449,535	$2,145,380	$1,722,739	$2,194,657	$2,099,756
Average Net Assets for the Year (000s)	$1,881,373	$2,185,619	$2,193,187	$2,241,764	$2,074,586
Ratio of Expenses to Average Net Assets(c)	1.25%	1.24%	1.25%	1.25%	1.25%
Ratio of Net Investment Loss to Average Net Assets	(1.20%)	(1.01%)	(1.05%)	(0.97%)	(0.98%)
Portfolio Turnover Rate	14%	9%	17%	17%	12%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2022	43

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$128.45	$85.60	$101.39	$96.83	$80.91
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(1.24)	(1.00)	(0.88)	(0.80)	(0.71)
Net Realized and Unrealized Gain/(Loss) on Investments	(13.29)	53.79	(6.38)	11.06	21.93
Total from Investment Operations	(14.53)	52.79	(7.26)	10.26	21.22
Less Distributions:
Distributions (from capital gains)	(10.85)	(9.94)	(8.53)	(5.70)	(5.30)
Total Distributions	(10.85)	(9.94)	(8.53)	(5.70)	(5.30)
Net Asset Value, End of Year	$103.07	$128.45	$85.60	$101.39	$96.83

Total Return(b)	(12.23%)	61.61%	(8.37%)	11.29%	26.77%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$3,903,646	$4,782,245	$2,754,789	$2,878,945	$2,420,961
Average Net Assets for the Year (000s)	$4,649,124	$4,266,513	$3,096,903	$2,770,899	$1,956,032
Ratio of Expenses to Average Net Assets	1.05%	1.04%	1.05%	1.05%	1.05%
Ratio of Net Investment Loss to Average Net Assets	(1.00%)	(0.81%)	(0.85%)	(0.77%)	(0.78%)
Portfolio Turnover Rate	14%	9%	17%	17%	12%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

44	www.browncapital.com

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$17.38	$10.52	$11.40	$11.17	$11.90
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.17)	(0.12)	(0.09)	(0.07)	(0.07)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.58)	7.43	(0.18)	1.44	1.76
Total from Investment Operations	(0.75)	7.31	(0.27)	1.37	1.69
Less Distributions:
Distributions (from capital gains)	(0.50)	(0.45)	(0.61)	(1.14)	(2.42)
Total Distributions	(0.50)	(0.45)	(0.61)	(1.14)	(2.42)
Net Asset Value, End of Year	$16.13	$17.38	$10.52	$11.40	$11.17

Total Return(b)	(4.76%)	69.70%	(3.22%)	13.93%	14.90%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$12,854	$13,953	$7,527	$8,381	$8,369
Average Net Assets for the Year (000s)	$14,770	$11,814	$9,370	$8,338	$8,316
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(c)	1.55%	1.64%	1.84%	2.05%	2.00%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.90%)	(0.75%)	(0.71%)	(0.64%)	(0.56%)
Portfolio Turnover Rate	11%	10%	12%	25%	28%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2022	45

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$18.33	$11.06	$11.93	$11.60	$12.25
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.13)	(0.08)	(0.06)	(0.05)	(0.04)
Net Realized and Unrealized Gain/(Loss) on Investments	(0.62)	7.80	(0.20)	1.52	1.81
Total from Investment Operations	(0.75)	7.72	(0.26)	1.47	1.77
Less Distributions:
Distributions (from capital gains)	(0.50)	(0.45)	(0.61)	(1.14)	(2.42)
Total Distributions	(0.50)	(0.45)	(0.61)	(1.14)	(2.42)
Net Asset Value, End of Year	$17.08	$18.33	$11.06	$11.93	$11.60

Total Return(b)	(4.52%)	70.00%	(2.99%)	14.29%	15.14%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$34,837	$29,635	$16,590	$15,260	$12,217
Average Net Assets for the Year (000s)	$37,933	$27,706	$17,753	$13,043	$11,502
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.30%	1.39%	1.59%	1.81%	1.75%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.66%)	(0.51%)	(0.46%)	(0.39%)	(0.31%)
Portfolio Turnover Rate	11%	10%	12%	25%	28%

(a)	Calculated using average shares method.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

46	www.browncapital.com

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$17.51	$12.83	$13.71	$13.96	$12.38
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	(0.06)	(0.07)	0.06	0.10	0.10
Net Realized and Unrealized Gain/(Loss) on Investments	(1.26)	5.29	(0.85)	(0.26)	1.59
Total from Investment Operations	(1.32)	5.22	(0.79)	(0.16)	1.69
Less Distributions:
Distributions (from net investment income)	(0.01)	–	(0.09)	(0.10)	(0.11)
Distributions (from capital gains)	(0.12)	(0.54)	–	–	–
Total Distributions	(0.13)	(0.54)	(0.09)	(0.10)	(0.11)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net Asset Value, End of Year	$16.06	$17.51	$12.83	$13.71	$13.96

Total Return(c)	(7.68%)	40.73%	(5.85%)	(0.99%)	13.64%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,618	$3,613	$2,346	$2,991	$2,879
Average Net Assets for the Year (000s)	$3,356	$3,151	$3,162	$2,930	$3,091
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.58%	1.79%	1.91%	1.83%	1.76%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.34%)	(0.42%)	0.42%	0.72%	0.77%
Portfolio Turnover Rate	8%	11%	25%	28%	5%

(a)	Calculated using average shares method.

(b)	Less than $0.005 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2022	47

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$17.59	$12.86	$13.74	$13.98	$12.38
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	(0.03)	(0.03)	0.10	0.13	0.11
Net Realized and Unrealized Gain/(Loss) on Investments	(1.25)	5.30	(0.86)	(0.26)	1.62
Total from Investment Operations	(1.28)	5.27	(0.76)	(0.13)	1.73
Less Distributions:
Distributions (from net investment income)	(0.01)	–	(0.12)	(0.12)	(0.13)
Distributions (from capital gains)	(0.12)	(0.54)	–	–	–
Total Distributions	(0.13)	(0.54)	(0.12)	(0.12)	(0.13)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net Asset Value, End of Year	$16.18	$17.59	$12.86	$13.74	$13.98

Total Return(c)	(7.42%)	41.03%	(5.63%)	(0.71%)	13.97%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$66,099	$61,564	$25,969	$32,979	$35,967
Average Net Assets for the Year (000s)	$71,346	$40,540	$31,739	$35,068	$33,521
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.34%	1.54%	1.66%	1.58%	1.51%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.14%)	(0.16%)	0.71%	0.97%	0.83%
Portfolio Turnover Rate	8%	11%	25%	28%	5%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

48	www.browncapital.com

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$25.03	$14.75	$16.76	$16.27	$11.70
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.06)	(0.15)	(0.03)	(0.05)	(0.05)
Net Realized and Unrealized Gain/(Loss) on Investments	(1.54)	10.62	(1.93)	0.58	4.66
Total from Investment Operations	(1.60)	10.47	(1.96)	0.53	4.61
Less Distributions:
Distributions (from capital gains)	(1.39)	(0.19)	(0.05)	(0.04)	(0.04)
Total Distributions	(1.39)	(0.19)	(0.05)	(0.04)	(0.04)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.01	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$22.05	$25.03	$14.75	$16.76	$16.27

Total Return(c)	(7.30%)	71.05%	(11.72%)	3.32%	39.49%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$195,057	$171,603	$50,516	$40,248	$3,417
Average Net Assets for the Year (000s)	$214,710	$110,704	$51,728	$23,846	$1,465
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.30%	1.32%	1.39%	1.75%	3.73%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.30%	1.32%	1.39%	1.46%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.22%)	(0.68%)	(0.15%)	(0.34%)	(0.36%)
Portfolio Turnover Rate	8%	18%	4%	7%	3%

(a)	Calculated using average shares method.

(b)	Less than $0.005 per share.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.

See Notes to Financial Statements.

Annual Report | March 31, 2022	49

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Institutional Class	March 31, 2022	March 31, 2021	March 31, 2020		March 31, 2019	March 31, 2018
Net Asset Value, Beginning of Year	$25.39	$14.92	$16.91		$16.38	$11.75
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	0.01	(0.10)	0.00	(b)	(0.01)	(0.03)
Net Realized and Unrealized Gain/(Loss) on Investments	(1.58)	10.76	(1.94)		0.58	4.70
Total from Investment Operations	(1.57)	10.66	(1.94)		0.57	4.67
Less Distributions:
Dividends (from net investment income)	–	–	(0.00	)(b)	–	–
Distributions (from capital gains)	(1.39)	(0.19)	(0.05)		(0.04)	(0.04)
Total Distributions	(1.39)	(0.19)	(0.05)		(0.04)	(0.04)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$22.43	$25.39	$14.92		$16.91	$16.38

Total Return(c)	(7.11%)	71.51%	(11.48%)		3.54%	39.84%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,560,435	$1,923,391	$693,460		$322,439	$27,547
Average Net Assets for the Year (000s)	$2,452,659	$1,344,547	$598,865		$107,782	$14,171
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.05%	1.07%	1.14%		1.41%	3.09%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.05%	1.07%	1.14%		1.19%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.04%	(0.42%)	0.02%		(0.04%)	(0.22%)
Portfolio Turnover Rate	8%	18%	4%		7%	3%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

50	www.browncapital.com

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end management investment company, as those terms are defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $500 million or less at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund seeks to achieve its investment objective by investing in equity securities of companies that have total operating revenues of $500 million to $5 billion at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On August 1, 2014, the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time, Monday through Friday. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Annual Report | March 31, 2022	51

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

Fair Value Measurement

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

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The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2022:

Small Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,182,641,015	$–	$–	$5,182,641,015
Short Term Investments	175,972,513	–	–	175,972,513
Total	$5,358,613,528	$–	$–	$5,358,613,528

Mid Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$46,735,404	$–	$–	$46,735,404
Short Term Investments	992,096	–	–	992,096
Total	$47,727,500	$–	$–	$47,727,500

International Equity Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$66,667,493	$–	$–	$66,667,493
Short Term Investments	1,914,988	–	–	1,914,988
Total	$68,582,481	$–	$–	$68,582,481

International Small Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,668,869,025	$–	$–	$2,668,869,025
Short Term Investments	77,672,844	–	–	77,672,844
Total	$2,746,541,869	$–	$–	$2,746,541,869

*	See Schedule of Investments for sector/country classifications.

For the year ended March 31, 2022, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Foreign Currency Translation (International Equity Fund and International Small Company Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/(loss) or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Annual Report | March 31, 2022	53

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

Affiliated Companies

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2022, the Small Company Fund and International Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the tables below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

Small Company Fund

Security Name	Market Value as of March 31, 2021	Purchases	Corporate Actions	Sales	Market Value as of March 31, 2022	Share Balance as of March 31, 2022	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Alarm.com Holdings, Inc.	$188,227,462	$71,167,389	$–	$–	$199,066,242	2,995,279	$–	$(60,328,609)	$–
AppFolio Inc.	218,298,152	41,547,013	–	–	208,306,060	1,839,997	–	(51,539,105)	–
Cardiovascular Systems, Inc.	120,315,214	–	–	–	70,921,331	3,138,112	–	(49,393,883)	–
Inogen, Inc.	100,269,293	15,697,761	–	–	70,121,737	2,162,916	–	(45,845,317)	–
Ironwood Pharmaceuticals Inc.	111,578,837	–	–	(21,673,539)	100,565,011	7,994,039	–	17,616,645	(6,956,932)
Neogen Corp.	315,338,520	–	–	(47,153,498)	177,514,670	5,755,988	–	(103,123,344)	12,452,992
Olo Inc.	–	102,199,012	–	–	61,322,961	4,628,148	–	(40,876,051)	–
OrthoPediatrics Corp.	59,975,273	30,488,725	–	–	97,309,956	1,802,370	–	6,845,958	–
PROS Holdings, Inc.	144,093,912	–	–	(22,062,494)	94,024,104	2,822,699	–	(16,327,468)	(11,679,846)
Q2 Holdings, Inc.	256,242,963	49,002,137	–	(10,790,855)	177,367,173	2,877,002	–	(110,011,088)	(7,075,984)
Vericel Corp.	125,035,440	50,075,828	–	–	125,950,647	3,295,412	–	(49,160,621)	–
					$1,382,469,892	39,311,962	$–	$(502,142,883)	$(13,259,770)
Investments no longer affiliated as of March 31, 2022
American Software, Inc.	$38,053,141	$–	$–	$(29,745,390)	$10,180,778	488,521	$531,034	$(18,185,795)	$20,058,822
DMC Global, Inc.	68,008,019	–	–	(15,822,197)	26,215,025	859,509	–	(17,748,027)	(8,222,770)
Glaukos Corp	301,891,006	–	–	(111,568,062)	93,111,883	1,610,375	–	(76,018,339)	(21,192,722)
Irhythm Technologies Inc.	200,800,586	–	–	(91,122,521)	–	–	–	(98,277,563)	(11,400,502)
NextGen Healthcare Inc.	78,259,947	–	–	(54,601,105)	17,751,712	848,958	–	2,932,470	(8,839,600)
Proto Labs, Inc.	206,708,246	–	–	(61,572,794)	51,169,588	967,289	–	(104,493,668)	10,527,804
Vocera Communications, Inc.	88,170,665	–	(170,168,612)	(11,461,861)	–	–	–	(55,714,175)	149,173,983
					$198,428,986	4,774,652	$531,034	$(367,505,097)	$130,105,015

GRAND TOTAL					$1,580,898,878	44,086,614	$531,034	$(869,647,980)	$116,845,245

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The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

International Small Company Fund

Security Name	Market Value as of March 31, 2021	Purchases	Sales	Market Value as of March 31, 2022	Share Balance as of March 31, 2022	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Albioma SA	$82,655,599	$28,097,423	$–	$116,125,333	2,380,306	$1,520,263	$5,372,311	$–
Hiday Hidaka Corp.	29,469,567	11,042,643	–	37,421,386	2,540,814	426,353	(3,090,824)	–
Lectra	59,679,941	31,213,601	–	121,335,595	2,544,810	387,611	30,442,053	–
Nexus AG	87,996,373	15,070,830	–	94,087,111	1,569,189	235,286	(8,980,092)	–
NNIT A/S	23,133,297	9,962,200	–	27,563,657	1,946,857	(32)	(5,531,840)	–
Software Service, Inc.	42,414,901	11,080,111	–	28,120,739	547,747	388,296	(25,374,273)	–
STRATEC SE	84,770,545	35,781,945	–	98,894,214	883,354	538,093	(21,658,276)	–
				$523,548,035	12,413,077	$3,495,870	$(28,820,941)	$–
Investments no longer affiliated as of March 31, 2022
Vectura Group PLC	$50,182,764	$5,611,940	$(78,041,370)	$–	–	$9,141,590	$(8,760,237)	$31,006,903
				$–	–	$9,141,590	$(8,760,237)	$31,006,903

GRAND TOTAL				$523,548,035	12,413,077	$12,637,460	$(37,581,178)	$31,006,903

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions

Shares of the International Equity Fund and the International Small Company Fund will be assessed a fee of 2.00% of the redemption amount if such shares are redeemed within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to offset the cost of liquidating a shareholders’ investment in the Fund, discourage short-term trading of shares, and protect long-term shareholders – the redemption fee is not a sales charge or other fee intended to finance sales or marketing expenses. No redemption fee will be imposed on redemptions initiated by the Funds.

Annual Report | March 31, 2022	55

The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

During the year ended March 31, 2022, the International Equity Fund and the International Small Company Fund had redemption fees of $1,010 and $182,701, respectively.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor

Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees
Fund	Average Net Assets	Rate	Expense Limitation Ratio	Advisory Fees Waived	Expenses Reimbursed
Small Company Fund	On all assets	1.00%	1.25%	$–	$–
Mid Company Fund	On all assets	0.75%	0.90%	213,219	–
International Equity Fund	First $100 million	0.90%	1.00%
	Over $100 million	0.75%	1.00%	250,676	–
International Small Company Fund	On all assets	1.00%	1.15%	–	–

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the Mid Company Fund, the International Equity Fund and the International Small Company Fund, 1.25%, 0.90%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively.

Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund, and the International Small Company Fund, or $15 million for the Mid Company Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires 2023	Expires 2024	Expires 2025
Small Company Fund	$–	$–	$–
Mid Company Fund	188,023	192,788	213,219
International Equity Fund	232,056	235,911	250,676
International Small Company Fund	–	–	–

Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Compliance Services

The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent

ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

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The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan

Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust

Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Any Trustee and/or officer of the Trust that also is an employee and/or officer of the Advisor does not receive compensation from the Trust for serving in such roles.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$903,125,353	$1,541,584,008
Mid Company Fund	11,075,800	5,463,406
International Equity Fund	16,091,241	5,954,775
International Small Company Fund	1,122,474,310	212,816,965

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains as well as differences due to a taxable over-distribution. For the fiscal year ended March 31, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Total Distributable
	Paid-in Capital	Earnings
Small Company Fund	$(22,478,405)	$22,478,405
Mid Company Fund	(363,483)	363,483
International Equity Fund	–	–
International Small Company Fund	(308,178)	308,178

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2019-2021 and as of and during the year ended March 31, 2022, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any,

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The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. At March 31, 2022, the tax-basis cost of investments were as follows:

	Small Company	Mid Company	International	International Small
	Fund	Fund	Equity Fund	Company Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,803,933,774	$19,768,812	$17,355,699	$475,856,222
Gross unrealized depreciation (excess of tax cost over value)	(432,884,683)	(2,716,263)	(9,298,745)	(358,001,516)
Net appreciation (depreciation) of foreign currency and unrealized foreign capital gains tax	–	–	357	(1,808,634)
Net unrealized appreciation (depreciation)	$2,371,049,091	$17,052,549	$8,057,311	$116,046,072
Cost of investments for income tax purposes	$2,987,564,437	$30,674,951	$60,525,527	$2,628,687,162

				International
	Small Company	Mid Company	International	Small Company
	Fund	Fund	Equity Fund	Fund
Accumulated Ordinary Income	$–	$–	$116,151	$–
Accumulated Capital Gain/(Loss)	339,121,986	2,087,083	563,782	–
Unrealized Appreciation/(Depreciation)	2,371,049,091	17,052,549	8,057,311	116,046,072
Other Cumulative Effect of Timing Differences	(14,495,977)	(148,139)	–	(9,030,193)
Total	$2,695,675,100	$18,991,493	$8,737,244	$107,015,879

Small Company Fund, Mid Company Fund, and International Small Company Fund elect to defer to the period ending March 31, 2023, late year ordinary losses in the amounts of $14,495,977, $84,275, and $105,474 respectively.

Mid Company Fund and International Small Company Fund elect to defer to the period ending March 31, 2023, capital losses recognized during the period 11/1 - 03/31/2022 in the amount of $63,864 and $8,924,719, respectively.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

	Small Company Fund		Mid Company Fund		International Equity Fund		International Small Company Fund
Distributions Paid From:	2021	2022	2021	2022	2021	2022	2021	2022
Ordinary Income	$–	$–	$–	$–	$27,817	$209,312	$1,430,187	$29,318,014
Long-term capital gains	508,370,340	554,117,005	1,116,191	1,375,581	1,465,864	304,786	12,268,929	110,733,935
Total	$508,370,340	$554,117,005	$1,116,191	$1,375,581	$1,493,681	$514,098	$13,699,116	$140,051,949

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2022, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Effective December 11, 2020 and retroactive to January 1, 2020, each Independent Trustee of the Trust receives a $79,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Prior to December 11, 2020 each Independent Trustee of the Trust received a $54,000 annual retainer and a $1,500 per meeting fee.

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The Brown Capital Management Mutual Funds
Notes to Financial Statements	March 31, 2022

7. MARKET TURBULENCE RESULTING FROM COVID-19

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2022, the date of these financial statements, through the date these financial statements were issued and available. Effective April 1, 2022, Commonwealth Fund Services, LLC (“CFS”) has been appointed by the Board of Trustees as the Funds new administrator and transfer agent (the “Services Agreement”). Pursuant to the Services Agreement, CFS is compensated for the services provided to the Funds. CFS is an affiliate of Brown Capital Management.

Annual Report | March 31, 2022	59

The Brown Capital Management Mutual Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund, each a series of shares of beneficial interest in Brown Capital Management Mutual Funds (the “Funds”), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Brown Capital Management Mutual Funds since 2005.

Philadelphia, Pennsylvania

May 27, 2022

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The Brown Capital Management Mutual Funds
Fund Expenses	March 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During Period
	Account Value	Account Value	Expense	October 1, 2021 to
	October 1, 2021	March 31, 2022	Ratio(a)	March 31, 2022(b)
Small Company Fund
Investor
Actual	$1,000.00	$864.40	1.26%	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.26%	$6.34
Institutional
Actual	$1,000.00	$865.30	1.06%	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	1.06%	$5.34

Mid Company Fund
Investor
Actual	$1,000.00	$855.40	1.15%	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$856.70	0.90%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

International Equity Fund
Investor
Actual	$1,000.00	$840.70	1.25%	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$841.60	1.00%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

International Small Company Fund
Investor
Actual	$1,000.00	$827.20	1.30%	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.30%	$6.54
Institutional
Actual	$1,000.00	$828.10	1.05%	$4.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	1.05%	$5.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

Annual Report | March 31, 2022	61

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-877-892-4226 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ N-PORT will also be available upon request by calling 1-877-892-4226.

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees (“Board”) held on March 28, 2022, the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International Equity Fund, the Mid Company Fund, and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board also reported that it met with Counsel and Independent Trustee Counsel prior to the Board Meeting to discuss the 15c responses and any relevant exhibits provided by the Advisor. It was noted that the Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information on the firm’s operations along with its recent investment in a mutual fund servicing company, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third-party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds, including any potential benefits it could receive from its investment in a mutual fund servicing company that has been hired by the Board to provide transfer agency, fund accounting and administration services to the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2022 (Unaudited)

its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor serve as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees, Independent Trustee Counsel and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. The Trustees considered BCM’s recent hiring of two experienced investment professionals to join its International Company Team and its Mid Company Team, respectively, and other strategic initiatives described by the Advisor in its on-going discussions with the Trustees that are intended to benefit the Funds. These initiatives included the Advisor’s implementation of a new customer relationship management system, a new branding and messaging campaign for the Funds, and a number of digital media enhancements designed to further raise awareness in the Funds. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund underperformed its Morningstar category average and benchmark index for the 1-year period ended December 31, 2021 but outperformed both the Morningstar category average and benchmark index for the 10-year period ended December 31, 2021. It was further noted that for the 3-and 5-year periods ended December 31, 2021 the Small Company Fund outperformed its benchmark index but underperformed relative to its Morningstar category average. They discussed the Small Company Fund’s recent underperformance, noting that investments in smaller companies are susceptible to greater volatility than investments in larger more established companies. The Trustees observed that the Mid Company Fund outperformed both its benchmark index and Morningstar category average for the 1-, 3- and 5- year periods, and it underperformed its benchmark index and Morningstar category average for the 10- year period ended December 31, 2021. They discussed the positive impact that the Advisor’s efforts to improve the performance results of the Mid Company Fund have had on performance. The Trustees also discussed the Advisor’s decision to hire an additional team member for its Mid Company Team. The Trustees observed that the International Equity Fund outperformed its Morningstar category average for the 1-year period ended December 31, 2021 but underperformed its benchmark indices for the same period. It was further observed that the International Equity Fund outperformed its benchmark indices for the 3-and 5-year periods ended December 31, 2021 but underperformed relative to its Morningstar category average for those periods. They also considered the International Equity Fund’s performance for the 10-year period ended December 31, 2021, noting that the Fund outperformed both its Morningstar category average and its benchmark indices over the period. The Trustees discussed the Advisor’s efforts to improve the performance of the International Equity Fund, noting that the Advisor recently added a new team member to its International Company Team. The Trustees next observed that the International Small Company Fund outperformed its benchmark index and Morningstar category average for the 3- and 5- year periods ended December 31, 2021. It was further observed that the International Small Company Fund underperformed its benchmark index but outperformed its Morningstar category average for the 1-year period ended December 31, 2021. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; the Advisor’s strategic initiatives that are designed to benefit the Funds, including its recent investment in a mutual fund servicing company; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to their respective Morningstar category averages. With respect to the Small Company Fund, the Trustees observed that the management fee was higher than the Morningstar category average, but the overall net expense ratio of the Institutional Class was below the Morningstar category average while Investor Class was higher than the Morningstar category average. With respect

Annual Report | March 31, 2022	63

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2022 (Unaudited)

to the Mid Company Fund, the Trustees observed that the management fee was slightly lower than the Morningstar category average and the overall net expense ratio of the Institutional Class was below the Morningstar category average while Investor Class was higher than the Morningstar category average. With respect to the International Equity Fund, the Trustees observed that the management fee was higher than the Morningstar category average and the net expense ratio of Institutional Class was equal to the Morningstar category average while the net expense ratio of the Investor Class was higher than the Morningstar category average. With respect to the International Small Company Fund, the Trustees observed that the management fee was lower than the Morningstar category average and the overall net expense ratio for the Institutional Class and the Investor Class was below the Morningstar category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the renewal of the Agreement by allowing them to determine how the Funds compared to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies. It was noted that the differences in management fees paid by the Mid Company Fund and International Equity Fund when compared to their respective separately managed accounts were largely due to the Advisor’s costs being higher to manage these disciplines in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund, noting that the Advisor’s profitability as it relates to Mid Company Fund and International Equity Fund was minimal from an absolute dollar standpoint. They noted that the Advisor continues to realize a profit as it relates to the services provided to the International Small Company Fund, but they concluded that the level of profitability was reasonable when considering the high level of service provided to shareholders and the strong performance record over the life of the Fund. The Trustees also discussed BCM’s profitability as it relates to the services provided to the Small Company Fund, finding that the Advisor’s profitability as it relates to the Small Company Fund was reasonable when considering the high level of service provided to shareholders and the long-term performance record of the Small Company Fund.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, those Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that the strategies followed by the Small Company Fund, International Small Company Fund and Mid Company Fund are all capacity constrained; therefore, making breakpoints less appropriate for these strategies. The Trustees concluded that the advisory fee structure of the Small Company Fund, the Mid Company Fund, and the International Small Company Fund would not directly result in economies of scale for shareholders. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, reflect those economies of scale.

The Trustees also considered that shareholders of the Mid Company Fund and the International Equity Fund would continue to benefit from their respective expense limitation arrangements until such point where a Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund and the International Small Company Fund were currently operating below their expense caps and, as a result, shareholders were not directly benefiting from the expense caps being in place at this time.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the impact of an affiliated company and its relationship with the Funds; the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Trustees considered the Advisor’s recent purchase of a controlling interest in a mutual fund servicing company that has been hired by the Board to provide transfer agency, administration, and fund accounting services to the Funds. It was noted by the Board that the Advisor could potentially receive additional revenues from the fees paid by the Funds to the Advisor’s affiliated servicing company. The Trustees discussed the financial impact this may have on the Advisor, noting that based on the information provided by the Advisor any indirect revenue received from this

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2022 (Unaudited)

relationship will not be material to the Advisor’s financial condition. The Trustees also considered the Advisor’s representations that its decision to invest in the servicing company was primarily designed to provide greater control over the costs to the Funds and shareholders for these types of services and to provide greater control over the service model and the level of service provided to the Funds’ shareholders. They discussed the importance of closely monitoring this conflict to ensure shareholders’ best interests are being served. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible and actual conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

Qualified Dividend Income: 100%

Dividend Received Deduction: 0.00%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2021:

Qualified Dividend Income: 80.87%

Dividend Received Deduction: 0.00%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $554,117,005 as long-term capital gain dividends. Brown Capital International Equity Fund designated $304,786 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $1,375,581 as long-term capital gain dividends. Brown Capital Management International Small Company Fund designated $110,733,935 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $66,451 and foreign source income in the amount of $678,914 for federal income tax purposes for the year ended March 31, 2022. The Brown International Small Company Fund designates foreign taxes paid in the amount of $1,666,558 and foreign source income in the amount of $30,476,945 for federal income tax purposes for the year ended March 31, 2022.

Annual Report | March 31, 2022	65

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2022 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer is 1201 N. Calvert Street, Baltimore, Maryland 21202.

				Number of
				Portfolios
				in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Time Served	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees

James H. Speed, Jr., 68	Trustee Chairman	Since September 2002 Since 2012	Private investor since January 2016; President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 14 series; WST Investment Trust for its one series; Chesapeake Investment Trust for its one series; Centaur Mutual Funds for its two series (all registered investment companies). Member of the Board of Directors of Investors Title Company (title insurance company) and M&F Bancorp Inc. (banking); and Independent Trustee of Hillman Capital Management Investment Trust for its one series until March 2021.

Louis G. Hutt, Jr., 68	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm from 1983 to present.	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis; Independent Trustee of the SFS Series Trust for its one series (registered investment company).

Claude Z. Demby, 57	Trustee	Since October 2014	President of Cree-LED Business a “Smart Global Holding Company” since March 2021; Senior Vice President and General Manager of LED Business for Cree from December 2018 to March 2021; Senior Vice President of Strategy and Business Development between 2017 to December 2018. Vice president and General Manager of Semi Conductor Materials Business between 2014 to 2017; President and CEO of Noel Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools; Chair-Elect Greater Raleigh Chamber of Commerce; and Board Member Duke-Raleigh Hospital; Board Member of EOS Energy Storage; and Board Member of Piedmont Lithium Incorporated.

66	www.browncapital.com

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2022 (Unaudited)

Number of
Portfolios
in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Interested Trustees*

Keith A. Lee, 61	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	Chief Executive Officer, President and Chief Investment Officer/Senior Portfolio Manager of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None

Robert L. Young, III, 53	Trustee; Vice President	Trustee since October 2019; Vice President since 2011	Managing Director/Head of Marketing and Sales/Client Services, Brown Capital Management, LLC, April 1999 to present.	4	None

Other Officers

John H. Lively, 53	Secretary	Since 2011	Attorney, Practus LLP (law firm) May 2017 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to 2017.	n/a	n/a

Michael L. Forster, 55	Treasurer, and Principal Financial Officer	Since 2020	Chief Operating Officer and Chief Financial Officer, Brown Capital Management, LLC, January 2020 to present.	n/a	n/a

Julian G. Winters, 53	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

*	Basis of Interestedness: Messrs. Lee and Young are considered Interested Trustees because they are officers of Brown Capital Management, LLC, the advisor of the Funds.

Annual Report | March 31, 2022	67

Must be accompanied or preceded by a prospectus.

Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2022, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr., Louis G. Hutt and Claude Z. Demby. Mr. Speed, Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2021 and March 31, 2022 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2021	2022
The Brown Capital Management Small Company Fund	$14,000	$14,000
The Brown Capital Management International Equity Fund	$12,500	$12,500
The Brown Capital Management Mid Company Fund	$12,500	$12,500
The Brown Capital Management International Small Company Fund	$12,500	$12,500

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2021 and March 31, 2022 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2021 and March 31, 2022 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2021	2022
The Brown Capital Management Small Company Fund	$2,500	$2,500
The Brown Capital Management International Equity Fund	$2,500	$2,500
The Brown Capital Management Mid Company Fund	$2,500	$2,500
The Brown Capital Management International Small Company Fund	$2,500	$2,500

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit and compliance committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit and compliance committee meetings called for such purpose. The charter of the audit and compliance committee states that the committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2021 were $10,000 and March 31, 2022 are $10,000. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant. The Brown Capital Management Funds are open-end management investment companies.

Item 13. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 13.(a)(1).

(a)(2)	Certifications required by Item 13.(a)(2) of Form N-CSR are filed herewith as Exhibit 13.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 13.(b) of Form N-CSR are filed herewith as Exhibit 13.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	Keith A. Lee Keith A. Lee Trustee, President and Principal Executive Officer

Date: May 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	Keith A. Lee Keith A. Lee Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: May 27, 2022

By: (Signature and Title)	/s/ Michael L. Forster Michael L. Forster Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: May 27, 2022